As filed with the Securities and Exchange Commission on March 25, 2004
    =========================================================================
                                                   1933 Act File No. 333-112202
                                                    1940 Act File No. 811-21496

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

(Check appropriate box or boxes)

[ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X] Pre-Effective Amendment No. 3
[ ] Post-Effective Amendment No. _

and

[ ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X] Amendment No. 3

  Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
                               (formerly known as
      Macquarie/First Trust Global Infrastructure Dividend & Income Fund)
          Exact Name of Registrant as Specified in Declaration of Trust

             1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 241-4141
               Registrant's Telephone Number, including Area Code

                                W. Scott Jardine
                          First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          Copies of Communications to:

                                  Eric F. Fess
                             Chapman and Cutler LLP
                              111 W. Monroe Street
                                Chicago, IL 60603

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

                              --------------------

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

==============================================================================

----------------  ----------  ----------------  -----------------  ------------
    Title of       Amount     Proposed Maximum  Proposed Maximum     Amount of
   Securities       Being      Offering Price       Aggregate      Registration
Being Registered  Registered      Per Unit      Offering Price(1)      Fee(2)
----------------  ----------  ----------------  -----------------  ------------
----------------  ----------  ----------------  -----------------  ------------
 Common Shares,   12,650,000      $20.00          $253,000,000      $32,055.10
$0.01 par value
----------------  ----------  ----------------  -----------------  ------------

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $1.62 of which has been previously paid with the initial registration statement.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

===============================================================================

                              SUBJECT TO COMPLETION

                   PRELIMINARY PROSPECTUS DATED MARCH 25, 2004



PROSPECTUS
----------
                                              Shares

              Macquarie/First Trust Global Infrastructure/Utilities
                             Dividend & Income Fund

                                  Common Shares
                                $20.00 per share

                             ----------------------

     Investment Objective. The Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of the objective, the Fund will seek to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.
                                                  (continued on following page)


     No Prior Trading History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, or "NAV." This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange, subjec to notice of issuance, under the symbol "MFD."

     Investing in the Fund's common shares involves risks that are described in the "Risks" section beginning on page 27 of this prospectus.


                             ----------------------

                                                              Per Share    Total
                                                              ---------    -----
     Public offering price................................      $20.00       $
     Sales load (1).......................................        $.90       $
     Estimated offering expenses (2)......................        $.04       $
     Proceeds, after expenses, to the Fund................      $19.06       $


     (1) The Fund has agreed to pay the underwriters $.00667 per common share as a partial reimbursement of expenses incurred in connection with the offering and to pay certain expenses of counsel to the underwriters. First Trust Advisors L.P. will pay certain additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. The total amount of this additional compensation payment, plus the amounts paid by the Fund as partial reimbursement to the underwriters and as payment of certain expenses of counsel to the underwriters, will not exceed 4.5% of the total price to the public of the common shares sold in this offering. See "Underwriting."

     (2) Total expenses of the offering of the common shares of the Fund paid by the Fund (other than sales load, but including the $.00667 per common share reimbursement of underwriter expenses) are estimated to be $ . The Fund's investment adviser and a sub-adviser have agreed to pay
         (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including the reimbursement described above) that exceed $.04 per common share.


     The underwriters may also purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover overallotments.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery on or about , 2004.

                             ----------------------

                               Merrill Lynch & Co.
Robert W. Baird & Co.                                              Raymond James
RBC Capital Markets                                   SunTrust Robinson Humphrey

                             ----------------------

                     The date of this prospectus is , 2004.

===============================================================================
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
===============================================================================

(continued from previous page)

     Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ACN 008 583 542, or of any entity in the Macquarie Bank Group, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. None of Macquarie Bank Limited, Macquarie Infrastructure Fund Adviser, LLC, Four Corners Capital Management, LLC, and any member company of the Macquarie Bank Group guarantees any particular rate of return or the performance of the Fund, nor do they guarantee the repayment of capital from the Fund or any tax treatment of any distribution by the Fund. See "Management of the Fund" for information regarding Macquarie Bank Limited.

     In addition, the Fund's common shares ("Common Shares") do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


     Portfolio Contents. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments that are issued by U.S. and non-U.S. issuers ("Infrastructure Issuers") that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets ("Infrastructure Assets") in a select group of countries. The Fund currently intends to utilize leverage up to a maximum of 30% of the Fund's total assets, immediately after taking into account such leverage. To the extent leverage is used, the Fund currently intends to invest the funds raised through leverage in senior secured floating-rate U.S. dollar-denominated loans of Infrastructure Issuers ("Infrastructure Senior Loans"). See "Prospectus Summary - Investment Objectives and Policies - Infrastructure Assets" for a description of Infrastructure Assets.


     Therefore, the Fund's portfolio will likely consist of two components: (1) the "Core Component," which will consist primarily of equity securities and securities and instruments with equity characteristics issued by Infrastructure Issuers but may also include other securities and instruments issued by Infrastructure Issuers (collectively, "Core Infrastructure Securities") and (2) the "Senior Loan Component," which will consist of Infrastructure Senior Loans. The Fund currently intends to apply the proceeds of issuance of its common shares to acquire Core Infrastructure Securities and the proceeds of any leverage to acquire Infrastructure Senior Loans. Up to 100% of the Senior Loan Component may consist of non-investment grade instruments. Such instruments are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

     Under normal market conditions, the Fund will seek to invest more than 50% of the Fund's total assets in the securities and instruments of non-U.S. Infrastructure Issuers located in Australia, New Zealand, Canada, the United Kingdom and other European Union member countries as of the date of this prospectus, Switzerland, Japan, Hong Kong and Singapore. Across both the Core Component and the Senior Loan Component, the Fund intends that no more than 40% of the Fund's total assets be invested in the securities and instruments of Infrastructure Issuers located in the U.S. and that no more than 7% of the Fund's total assets be invested in the securities and instruments of any one Infrastructure Issuer. The Core Component is intended to consist mainly of exchange-listed securities and instruments of Infrastructure Issuers. Although not a primary focus of the Fund, the Fund may invest up to 25% of the Core Component in unlisted securities and instruments of Infrastructure Issuers. The Fund will seek to deliver at least 50% of its distributed income attributable to the Core Infrastructure Securities as tax-advantaged dividends under the Internal Revenue Code of 1986, as amended, which may enable individual U.S. investors who meet holding period and other requirements to receive the benefit of favorable tax treatment. Tax-advantaged dividends generally include dividends from U.S. corporations and dividends and distributions from non-U.S. entities that meet certain criteria. See "The Fund's Investments" for a description of holding period requirements.

     Investment Adviser and Sub-Advisers. First Trust Advisors L.P. ("First Trust" or the "Adviser") will be the Fund's investment adviser, responsible for supervising the Fund's sub-advisers, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Advisers (as defined below), is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Macquarie Infrastructure Fund Adviser, LLC ("MIFA") and Four Corners Capital Management, LLC ("Four Corners") will be the Fund's sub-advisers (the "Sub-Advisers"). MIFA is a newly organized registered investment adviser with no operating history. The Core Component will be managed by MIFA. The Senior Loan Component will be managed by Four Corners.

     Leverage. Within approximately three months after the completion of the offering of Common Shares described in this prospectus, the Fund currently intends, subject to then favorable market conditions, to utilize leverage through the issuance of preferred shares, commercial paper or notes and/or borrowing in an aggregate amount up to 30% of the Fund's total assets immediately after such issuance and/or borrowing. The issuance of these instruments, which would be senior to the Common Shares, will result in the financial leveraging of the Common Shares. Whether to offer shares of preferred stock or engage in another form of leveraging, and, if offered, the terms of such shares or leveraging and the timing and other terms of their offering or arrangement will be determined by the Board of Trustees in consultation with the Sub-Advisers. Through leveraging, the Fund will seek to obtain a higher return for the holders of Common Shares than if the Fund did not use leverage. Leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Borrowings and Preferred Shares - Effects of Leverage," "Risks - Leverage Risk" and "Description of Shares."


     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. The Fund's Statement of Additional Information, dated , 2004, and as it may be supplemented (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 55 of this prospectus, by calling (800) 988-5891 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS

                                                                       Page
                                                                       ----
Prospectus Summary.....................................................   5
Summary of Fund Expenses...............................................  17
The Fund...............................................................  18
Use of Proceeds........................................................  18
The Fund's Investments.................................................  18
Borrowings and Preferred Shares........................................  25
Risks..................................................................  27
Management of the Fund.................................................  40
Net Asset Value........................................................  42
Distributions..........................................................  44
Dividend Reinvestment Plan.............................................  44
Description of Shares..................................................  45
Certain Provisions in the Declaration of Trust.........................  47
Closed-End Fund Structure..............................................  47
Tax Matters............................................................  48
Underwriting...........................................................  51
Custodian, Administrator and Transfer Agent............................  53
Legal Opinions.........................................................  53
Table of Contents of the Statement of Additional Information...........  55


                             ----------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCES IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT INFORMATION OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                               PROSPECTUS SUMMARY


     This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares, especially the information set forth under the heading "Special Risk Considerations." You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund.........................   Macquarie/First Trust Global Infrastructure/
                                    Utilities Dividend & Income Fund (the
                                    "Fund") is a newly organized,
                                    non-diversified, closed-end management
                                    investment company. The Fund's principal offices are located at 1001 Warrenville
                                    Road, Suite 300, Lisle, Illinois 60532 and its telephone number is (630) 241-4141.


The Offering.....................   The Fund is offering                 common
                                    shares of beneficial interest at $20.00 per share through a group of underwriters (the
                                    "Underwriters") led by Merrill Lynch,
                                    Pierce, Fenner & Smith Incorporated
                                    ("Merrill Lynch"). The common shares of
                                    beneficial interest are called "Common
                                    Shares" in this prospectus. You must
                                    purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. See "Underwriting."
                                    The Adviser and Macquarie Infrastructure
                                    Fund Adviser, LLC ("MIFA") have agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load, but including the $.00667 per Common Share reimbursement of underwriter expenses) that exceed $.04 per Common Share.

Investment Objective
and Policies.....................   The Fund's investment objective is to seek a
                                    high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of the objective, the Fund will seek to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund will seek to achieve its investment objective by investing in a portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) issued by U.S. and non-U.S. issuers
                                    ("Infrastructure Issuers") that have as
                                    their primary focus (in terms of income
                                    and/or assets) the management, ownership and/or operation of infrastructure and utilities assets ("Infrastructure Assets") in a select group of countries.


                                    Under normal market conditions, the Fund's over-riding investment philosophy will be to seek to identify and invest in securities and instruments that, over the long term, are anticipated to produce, for equity securities and securities and instruments with equity characteristics, consistent dividends or distribution of income and, for debt securities and other non-equity instruments, interest income commensurate with the underlying risk of the debt.

                                    The Fund intends to invest the net proceeds of issuance of its Common Shares raised under this offering primarily in equity securities and securities and instruments with equity characteristics issued by Infrastructure Issuers but may also invest in other securities and instruments issued by Infrastructure Issuers (collectively, "Core Infrastructure Securities"). This will comprise the "Core Component" of the Fund's investment portfolio. The Core Component will be managed by MIFA.

                                    The Fund currently intends to use leverage through the issuance of instruments (each, a "Leverage Instrument" and collectively, the "Leverage Instruments"), such as preferred shares of beneficial interest ("Preferred Shares"), commercial paper or notes and/or borrowings in an aggregate amount up to 30% of the Fund's Total Assets (as defined below) immediately after such issuance and/or borrowing. The Fund currently intends to invest the proceeds of the leverage in U.S. dollar-denominated senior secured floating-rate loans of Infrastructure Issuers ("Infrastructure Senior Loans") in an attempt to provide a stable stream of income. The Infrastructure Senior Loans in which the Fund invests will be the "Senior Loan Component" of the Fund's investment portfolio. The Senior Loan Component will be managed by Four Corners Capital Management, LLC ("Four Corners"; together with MIFA, the "Sub-Advisers"). The investments in
Page 5


                                    Infrastructure Senior Loans are expected to largely match the currency and interest rate characteristics of any leverage. It is anticipated that at least 80% of the Infrastructure Senior Loans in the Senior Loan Component will be non-investment grade debt instruments.

                                    "Total Assets" generally means the average daily gross asset value of the Fund (including assets attributable to the proceeds of the Fund's Preferred Shares, if any, and the principal amount of any borrowings) minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). For purposes of determining Total Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

                                    The Core Component is intended to consist mainly of listed securities and instruments of Infrastructure Issuers. The Fund may, when presented with an opportunity to do so, invest up to 25% of the Core Component in unlisted securities and instruments of Infrastructure Issuers, although this is not a primary focus of the Fund and MIFA will not actively seek out such opportunities. Under normal market conditions, the Fund will seek to deliver at least 50% of its income attributable to the Core Infrastructure Securities as tax-advantaged dividends under the United States Internal Revenue Code of 1986, as amended (the "Code"), to the extent that preferential treatment for such dividends remains available (under current law, generally up to and including December 31, 2008). Infrastructure Senior Loans, U.S. corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield debt securities, are not eligible to pay tax-advantaged dividends.

                                    Across both the Core Component and the
                                    Senior Loan Component, under normal market conditions, the Fund intends to invest at least 80%, and may invest up to 100%, of its Total Assets in securities and instruments of Infrastructure Issuers that are expected to provide dividends, interest and other similar income. The Fund cannot change this investment policy unless the shareholders of the Fund ("Shareholders") receive at least 60 days prior notice of any such change.

                                    Under normal market conditions, the Fund intends that more than 50% of the Core Component will, and up to 100% may, comprise securities and instruments of non-U.S. Infrastructure Issuers, and more than 50% of the Fund's Total Assets will be invested in securities and instruments of non-U.S. Infrastructure Issuers. Accordingly, the Fund will hold securities and instruments denominated in non-U.S. currencies.

                                    The Fund does not currently intend to enter into arrangements to reduce its exposure to non-U.S. currencies, other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies. The Fund intends to restrict its investments to securities and instruments of Infrastructure Issuers located in Australia, New Zealand, the United States, Canada, the United Kingdom ("U.K.") and other European Union member countries as of the date of this prospectus, Switzerland, Japan, Hong Kong and Singapore ("Permitted Countries").

                                    The Fund also intends to apply the following guidelines to its investments:

                                    o Across both the Core Component and the
                                      Senior Loan Component, no more than 7% of the Fund's Total Assets may be invested in the securities and instruments of any single Infrastructure Issuer at any time.

                                    o Across both the Core Component and the
                                      Senior Loan Component, no more than 40% of the Fund's Total Assets may be invested in the securities and instruments of U.S. Infrastructure Issuers at any time.

                                    o Within the Core Component, no more than
                                      20% of the Core Infrastructure Securities may consist of securities and instruments of U.S. Infrastructure Issuers at any time.
Page 6


                                    o Across both the Core Component and the
                                      Senior Loan Component, no more than 30% of the Fund's Total Assets may be invested in the securities and instruments of non-U.S. Infrastructure Issuers located in any one country at any time.

                                    The Fund may invest in securities and
                                    instruments that are forecast to decline in value due to the nature of the assets of the Infrastructure Issuer, where such decline is anticipated to be compensated through enhanced yield.

                                    The Fund intends to follow the guidelines set out above but may deviate from such guidelines from time to time as deemed appropriate under prevailing economic and market conditions to achieve its investment objective over the long term. If any allocation of assets exceeds the guidelines set out above, the Fund will seek to reduce the allocation as soon as practicable based on the liquidity of its assets and other market factors.

                                    The Fund may not be appropriate for all
                                    investors. There can be no assurance that the Fund's investment strategy will be successful, that the Fund will achieve its investment objective, or that preferential tax treatment will be achieved with respect to its investments. See "The Fund's Investments" and "Risks."

                                    Infrastructure Assets. Up to 100% of the
                                    Fund's Total Assets may be comprised of
                                    securities and instruments of Infrastructure
                                    Issuers that manage, own and/or operate
                                    Infrastructure Assets. Infrastructure Assets are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Typically, in the United States, such assets are owned, operated or managed by government-related entities such as municipalities. In non-U.S. countries, these assets are often owned, operated or managed by private entities.

                                    Infrastructure Assets can be broadly divided into four categories:

                                            1. Assets that are natural or
                                      near-natural monopolies and are regulated in the level of revenue earned or charges imposed, and include certain power and gas transmission, generation and distribution assets, as well as certain water/waste-water treatment facilities and incumbent local exchange carriers.

                                            2. Assets that depend on a form of
                                      user pay system for their main revenue
                                      source, and include toll roads, airports, railways, ports and certain parking lots (e.g., airport related).

                                            3. Assets that provide basic social
                                      services to the community, and include
                                      schools, hospitals and correction
                                      facilities, as well as certain
                                      water/waste-water treatment facilities.

                                            4. Assets that compete in a market
                                      for the sale of a product or service and are therefore exposed to market risks. Competitive assets include certain electricity generation, solid waste disposal facilities, city and local carparks, and certain communication asset classes (e.g., fixed-base wireless transmission towers and broadband television cable), as well as certain water/waste-water treatment facilities.


                                    Infrastructure Issuers. "Infrastructure
                                    Issuers" are U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. Typically, in the United States, Infrastructure Issuers are municipalities and federal or state government and government-related agencies. For example, the New York Port Authority, a government-related entity, operates, among other things, the Port of New York and the John F. Kennedy International and La Guardia Airports. Outside the United States, Infrastructure Issuers are often non-governmental entities, and include both publicly traded and privately held entities. These entities may issue debt or equity securities, including equity securities in which the Fund may invest. In several developed countries outside the United States, including the U.K., Canada and Australia, there has been over many years a trend of increasing privatization as national governments spend less and less on Infrastructure Assets. Unlike the United States, these countries often do not utilize municipal financing to fund these Infrastructure Assets. Furthermore, in many of these non-U.S. countries, some of the larger private sector infrastructure companies can be public companies the shares of which are traded on national exchanges. For example, the fund that has a majority stake in the Sydney Airport in Australia is listed on the Australian Stock Exchange.


                                    Non-U.S. Securities. More than 50% of the
                                    Core Component will, and up to 100% may, be comprised of securities and instruments of non-U.S. Infrastructure Issuers, and under normal market conditions more than 50% of the Fund's Total Assets will be comprised of securities and instruments of non-U.S. Infrastructure Issuers located in the Permitted Countries other than the United States. The Fund does not currently intend to reduce or hedge its exposure to non-U.S. currencies, other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies. There may be special risks associated with investing in non-U.S. securities and instruments. See "Risks - Non-U.S. Investment Risk" and "Risks - Currency Risk."

                                    Leverage/Infrastructure Senior Loans. The
                                    Fund may utilize leverage up to a maximum of 30% of the Fund's Total Assets, immediately after taking into account such leverage. To the extent leverage is used, the Fund intends to invest the proceeds of the leverage in Infrastructure Senior Loans, which are secured, floating-rate and U.S. dollar-denominated. The Fund believes that its investments in Infrastructure Senior Loans may provide opportunities for the Fund to (i) increase its income through greater incremental returns over the interest or dividend payments by the Fund on its leverage through borrowings and/or the issuance of Preferred Shares, respectively, and (ii) largely hedge or match the Fund's risk of increases in the interest rate on borrowings and/or the Preferred Share dividend rate as a result of increases in short-term interest rates.

                                    Senior loans generally hold one of the most senior positions in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. The proceeds of senior loans are primarily used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have floating or variable rates of interest that are reset either daily, monthly, quarterly or semi-annually by reference to a base lending rate, primarily the London-Interbank Offered Rate ("LIBOR"), plus a premium.

                                    It is anticipated that at least 80% of the Senior Loan Component will comprise Infrastructure Senior Loans that are rated non-investment grade debt, although from time to time the entire Senior Loan Component may comprise non-investment grade Infrastructure Senior Loans.


                                    Other Securities and Instruments. Under
                                    normal market conditions, at least 80% of the Fund's Total Assets (across both the Core Component and the Senior Loan Component) are intended to be invested in securities and instruments of Infrastructure Issuers that are expected to provide dividends, interest and other similar income. It is currently intended, however, that 100% of the Fund's Total Assets will be invested in securities and instruments of Infrastructure Issuers. The Fund may invest its assets temporarily in other investments and securities of various types pending investment or reinvestment in securities and instruments of Infrastructure Issuers. Pending investment or reinvestment, such temporary investments and securities will not be taken into account for purposes of the Fund's allocation guidelines. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.


                                    Percentage allocation guidelines described in this prospectus are, except as set out below, as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events. The Fund will monitor on a current basis its compliance with its stated intention to invest more than 50% of the Fund's Total Assets in the securities and instruments of non-U.S. Infrastructure Issuers.

Investment Adviser
and Sub-Advisers.................   First Trust Advisors L.P. ("First Trust" or
                                    the "Adviser") will be the Fund's investment adviser, responsible for supervising the
                                    Fund's Sub-Advisers, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Advisers, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. MIFA and Four Corners will be the Fund's Sub-Advisers. The Core
                                    Component will be managed by MIFA. The
                                    Senior Loan Component will be managed by Four Corners.

                                    First Trust, a registered investment
                                    adviser, is an Illinois limited partnership formed in 1991. It serves as investment adviser or portfolio supervisor to investment portfolios with approximately $9.9 billion in assets which it managed or supervised as of December 31, 2003. See the SAI under "Investment Adviser."


                                    MIFA is a Delaware limited liability company and is registered under the Investment Advisers Act of 1940. MIFA has not previously served as an investment adviser. Macquarie Infrastructure Management (USA) Inc. ("MIMU") is the sole member of MIFA. MIMU is wholly owned by Australia's Macquarie Bank Limited ("MBL") through a subsidiary. MBL together with its associated entities worldwide ("Macquarie Group") is a diversified international provider of financial and investment banking services, with over 5,700 staff in 21 countries. The Macquarie Group's Infrastructure and Specialized Funds Division ("Macquarie's ISF Division") manages, directly or indirectly, approximately $11 billion of Infrastructure Assets (based on the most recent audited gross assets of each fund managed by Macquarie's ISF Division as reflected in MBL's September 30, 2003 semi-annual public filings). As of September 30, 2003, the Macquarie Group had over $38 billion in assets under management. Twelve investment vehicles managed by the Macquarie Group are listed on the Australian Stock Exchange, and had a total capitalization of approximately $12.2 billion as of December 31, 2003.


                                    Four Corners specializes in managing
                                    portfolios of senior loans and structured finance assets. Four Corners is a Delaware limited liability company founded in September 2001 by Macquarie Holdings (USA), Inc., an affiliate of MBL, and an experienced group of senior loan investment professionals. Four Corners manages investment portfolios with approximately $900 million of investment capacity as of January 31, 2004.


Related Party
Transactions.....................   From time to time, MIFA may determine that
                                    it is in the best interests of the Fund to gain exposure to Infrastructure Assets through the purchase of Core Infrastructure
                                    Securities the issuer of which is a listed entity that primarily invests in the securities of Infrastructure Issuers and is advised by a member of the Macquarie Group
                                    (a "MIFA Related Party"). Such listed entity may be a non-U.S. investment company. See
                                    "Portfolio Composition - Other Investment
                                    Companies." To the extent that a "MIFA
                                    Related Party" is under common control with MIFA, it may be a second-tier affiliate of the Fund (in other words, an "affiliated person" of an "affiliated person" of the Fund, as that term is defined in the 1940
                                    Act). See "Risks - Investment Companies" and
                                    "Risks - Certain Affiliations." Each such transaction must be made on the open market of the primary stock exchange on which the relevant Core Infrastructure Securities are listed and must be approved by the Fund's
                                    Board of Trustees (the "Board") or otherwise comply with any policies and procedures adopted by the Board, and must at all times comply with the Investment Company Act of 1940 (the "1940 Act"). The relevant Core
                                    Infrastructure Securities must meet the
                                    Fund's investment guidelines at the time of the transaction and be consistent with the Fund's investment objective. A MIFA Related
                                    Party may earn fees from managing the issuer of such Core Infrastructure Assets. To the extent the Fund invests in such securities, the Fund will be limited in its ability to freely trade the securities to the extent that personnel of MIFA or of Macquarie's ISF
                                    Division have or may be deemed to have
                                    material, non-public information in regard to such security. For the purposes of the Fund's investment guidelines, Core

                                    Infrastructure Securities issued by non-U.S.
                                    funds advised by a MIFA Related Party will be treated as securities of an Infrastructure Issuer.


                                    From time to time, MIFA may determine that it is in the best interests of the Fund to gain exposure to Infrastructure Assets through an investment in unlisted equity securities that is made at the same time that one or more other funds managed by MIFA Related Parties invest in such securities. Prior to making such investments, the Board will develop a process which will take into account the restrictions of the 1940 Act, recommendations of the Adviser and Sub-Advisers, the development of processes and procedures in connection with the investments and other potential conflicts of interest. The subject securities of the transaction must meet the investment objective of the Fund at the time of the transaction.

                                    The Fund has authorized the Sub-Advisers to select the brokers or dealers that will execute the purchases and sales of the Fund's securities and other instruments. To the extent consistent with the investment policies of the Fund and approved by the Board, a Sub-Adviser may select brokers or dealers related to the Sub-Adviser. Such related brokers and dealers may earn commissions or other fees from any such purchase and sale.

Borrowings and
Preferred Shares.................   Subject to market conditions, within
                                    approximately three months after completion of this offering, the Fund currently intends to establish a leverage program through the issuance of Leverage Instruments in an aggregate amount up to 30% of the Fund's
                                    Total Assets, immediately after such
                                    issuance and/or borrowings. Borrowings and the issuance of Preferred Shares are referred to in this prospectus collectively as "leverage." The Fund may borrow from banks and other financial institutions.

                                    Preferred Shares, if any, will be expected to pay dividends based on short-term rates, which generally reset frequently. Borrowings, if any, may be at a fixed or floating rate but generally will be based upon short-term rates. The Fund intends to invest the proceeds of the borrowings in securities and instruments that will largely match the currency and interest rate characteristics of such borrowings. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to holders of Common Shares. The converse is also true - if the rate of return is less than the then current interest rate or dividend rate, the Fund will generate less return or income than will be needed to pay such dividends or interest payments, and lower amounts will be available to pay dividends. When leverage is employed, the NAV and market prices of the Common Shares and the yield to holders of Common Shares will be more volatile. There is no guarantee that the Fund's leverage strategy will be successful. See "Risks - Leverage Risk."

Distributions....................   Dividends, distributions and interest from
                                    investments will be the Fund's main sources of investment income. The Fund's present policy, which may be changed at any time by the Board, is to distribute to Shareholders on a quarterly basis all, or substantially all, of the net investment income (being investment income less Fund expenses accrued during the period) to Shareholders. The first distribution is expected to be paid approximately 90 to 120 days after the completion of this offering, depending on market conditions. Unless you elect to receive cash distributions, your distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment
                                    Plan. See "Dividend Reinvestment Plan."

                                    The Fund may realize capital gains or losses when it sells investments, depending on whether the sales price for an investment is higher or lower than the purchase price. Under normal market conditions, the Fund intends to distribute all, or substantially all, net capital gains to Shareholders as capital gain dividends at least annually. As in the case of dividends of net investment income, capital gain dividends may automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

Tax Treatment of
Common Share
Distributions....................   The Fund anticipates that taxable
                                    distributions paid on the Common Shares will generally consist of (i) qualified tax-advantaged dividend income (income from
                                    U.S. corporations and certain non-U.S.
                                    entities) for the purposes of the Code, (ii) long-term capital gains (gains from the sale of a capital asset held longer than 12 months) and (iii) investment company taxable income (other than qualified dividend income), including non-qualified dividends, interest income, short-term capital gains and income from certain hedging and interest rate transactions.

                                    For individuals, the current maximum federal income tax rate is 15% on qualified dividend income, 15% on long-term capital gains and 35% on investment company taxable income (other than qualified dividend income). These tax rates are scheduled to apply through 2008. The Fund expects that to the extent it incurs any non-U.S. taxes, Shareholders may be eligible to claim such taxes as a foreign tax credit, subject to the limitations imposed under the Code. There can be no assurances as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged dividend income, long-term capital gains or what the tax rates on various types of income will be in future years nor the amount, if any, of foreign tax credits that may be claimed. See "Tax Matters."


Listing..........................   The Fund's Common Shares have been approved
                                    for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "MFD." See "Description of Shares -
                                    Common Shares."

Custodian,
Administrator and
Transfer Agent...................   The Fund has retained PFPC Trust Company as
                                    custodian, and PFPC Inc. as administrator, fund accountant and transfer agent for the Fund. The Adviser and the Board will be responsible for monitoring the activities of the custodian, administrator, fund accountant and transfer agent. See
                                    "Custodian, Administrator and Transfer
                                    Agent."

Closed-End Structure.............   Closed-end funds differ from open-end
                                    management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds may be subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities and instruments consistent with the closed-end fund's investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds generally have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities and instruments.

                                    Shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the Shareholders. As described in this prospectus, however, the Board may review periodically the trading range and activity of the Fund's shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any discount of market price to NAV. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. See "Closed-End Fund Structure."

Special Risk
Considerations...................   Industry Concentration and Infrastructure
                                    and Utilities Industry Risk. The Fund
                                    intends to invest 80%, and may invest up to 100%, of its Total Assets in securities and other instruments of Infrastructure Issuers that are expected to provide dividends, interest and other similar income. Given the concentration in the infrastructure and utilities industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry. Infrastructure Issuers, including utilities and companies involved in infrastructure projects, are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.
                                    Infrastructure Issuers may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, this industry has some special features that give rise to certain risks and opportunities not found in other industry sectors. See "Risks
                                    - Industry Concentration and Infrastructure and Utilities Industry Risk."

                                    Non-U.S. Investments Risk. The Fund may
                                    invest up to 100% of the Fund's Total Assets in securities and instruments of non-U.S. Infrastructure Issuers. Investing in securities and instruments of non-U.S. issuers, which are generally denominated in non-U.S. currencies, may involve certain risks and opportunities not typically associated with investing in securities and instruments of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) all non-U.S. markets are smaller, may be less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States, due to blockage of non-U.S. currency exchanges or otherwise;
                                    (vii) withholding and other non-U.S. taxes may decrease the Fund's return; and (viii) it may be more difficult to obtain the necessary data to determine whether dividends paid by non-U.S. issuers qualify as tax-advantaged dividends. See "Risks - Non-U.S. Investments Risk" and "Risks - Currency Risk."


                                    Currency Risk. Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund does not currently intend to reduce or hedge its exposure to non-U.S. currencies other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies. See "Risks - Currency Risk."

                                    Country Risk. This risk arises as the Fund may have exposure of up to 30% of the Fund's Total Assets to Infrastructure Issuers in any one country outside of the United States, identified in "Investment Objective and Policies." As the Fund does not currently intend to reduce or hedge the currency risk related to investing in securities and instruments of non-U.S. Infrastructure Issuers (other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies and the Fund's intention to hedge forward commitments), the Fund may be exposed to currency changes that could have a material and negative impact on the Fund's NAV. Further, the impact on the Fund's NAV of specific risks relating to investing in non-U.S. issuers, such as political, regulatory, interest rate and inflation may be magnified due to the concentration of the Fund's investments in a particular country. See "Risks - Country Risk."

                                    Senior Loan Risk. The Infrastructure Senior
                                    Loans in which the Fund may invest may not be rated by a nationally recognized statistical rating organization ("NRSRO") at the time of investment, generally will not be registered with the Securities and Exchange Commission and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to the Infrastructure Senior Loans generally will be less extensive than that available for more widely rated, registered and exchange-listed securities. Because the interest rates of the Infrastructure Senior Loans are expected to reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. The converse is also true. No active trading market currently exists for some of the Infrastructure Senior Loans in which the Fund may invest and, thus, those loans may be illiquid. As a result, such Infrastructure Senior Loans generally are more difficult to value than more liquid securities for which a trading market exists. Some of the Infrastructure Senior Loans are expected to be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund's ability to realize full value and thus cause a decline, potentially of a material nature, in the Fund's NAV. See "Risks - Senior Loan Risk."

                                    It is anticipated that at least 80% of the Senior Loan Component will be invested in non-investment grade debt instruments, although from time to time all of the Senior Loan Component may be invested in such non-investment grade debt instruments. See "Risks - Non-Investment Grade Securities Risk."

                                    Non-Investment Grade Securities Risk.
                                    Non-investment grade securities are rated
                                    Ba1 or lower by Moody's Investors Service,
                                    Inc. ("Moody's"), BB+ or lower by Standard &
                                    Poor's Ratings Group, a division of The
                                    McGraw-Hill Companies, Inc. ("S&P"), or
                                    comparably rated by another NRSRO or, if unrated, are of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt instruments. Non-investment grade debt instruments may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated debt instruments.

                                    In addition to the Senior Loan Component, up to 100% of the Core Component may comprise equity securities, securities and instruments with equity characteristics, hybrid securities, non-convertible preferred stock, convertible securities or debt securities rated non-investment grade by NRSROs or unrated securities of comparable quality. See "Risks - Non-Investment Grade Securities Risk."

                                    Illiquid and Unlisted Securities Risk. The
                                    Fund may invest up to 25% of the Core
                                    Component in unlisted securities and
                                    instruments of Infrastructure Issuers. Such securities and instruments are generally not able to be publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933, as amended (the "Securities Act"). Similar restrictions may apply outside the United States. Considerable delay in resale could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unlisted securities and instruments, and at times might make disposition of such securities and instruments impossible. To the extent the Fund invests in securities and instruments the terms of which are privately negotiated, the terms of such securities and instruments may contain restrictions regarding resale and transfer. In addition, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed.

                                    Unlisted securities and instruments are
                                    illiquid by nature and the sale price of such assets may be materially below the value of the interest were it to be held for the long-term. Certain Infrastructure Assets may decline in value over time due to the nature of the assets. Such a decline in the value of the underlying assets should be reflected in the market value of the equity and debt instruments of the issuer, thereby providing a total return to investors that reflects the nature of these assets. As there may be no open market to establish an independent value for certain of the Fund's interests in Infrastructure Assets, the Fund's valuation procedures provide that such investments must be fair valued. There can be no assurance that the Fund's determination of fair value for an Infrastructure Asset will be obtainable in the market or that there will be a market for the Infrastructure Asset. See "Risks - Illiquid and Unlisted Securities Risk."

                                    Leverage Risk. Under normal circumstances, the Fund intends to utilize leverage in an amount up to 30% of the Fund's Total Assets, immediately after taking into account such leverage. The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. Leverage Instruments will have seniority over the Common Shares. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. If the Fund uses Leverage Instruments, associated costs will be borne immediately by the holders of the Common Shares of the Fund (the "Common Shareholders") and result in a reduction of the NAV of the Common Shares. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

                                    o the likelihood of greater volatility of
                                      the NAV and market price of the Common
                                      Shares than a comparable portfolio without leverage;

                                    o the risk that fluctuations in interest
                                      rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

                                    o the effect of leverage in a declining
                                      market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

                                    o when the Fund uses Leverage Instruments,
                                      the investment advisory fees payable to
                                      the Adviser and Sub-Advisers will be
                                      higher than if the Fund did not use
                                      leverage.

                                    See "Risks - Leverage Risk."

                                    No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history. See "Risks - No Operating History."

                                    Non-diversified Status. As a non-diversified investment company under the 1940 Act, the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in securities and instruments of a single issuer, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See "Risks - Non-Diversified Status."

                                    Investment and Market Risk. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares of the Fund represents an indirect investment in the securities and instruments owned by the Fund. The value of these securities and instruments, like other investments, may move up or down, sometimes rapidly and unpredictably. Shares of closed-end funds often trade at a discount to their NAVs and the Fund's shares may trade at such a discount. Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See "Risks - Investment and Market Risk."

                                    Income Risk. The Fund's income may be
                                    affected adversely when short-term interest rates increase, especially when the Fund is utilizing leverage, although it is the Fund's intention to apply leverage where the Fund has or will acquire assets that largely match the interest rate characteristics of the leverage to reduce this effect. See "Risks - Income Risk."

                                    Market Disruption Risk. The terrorist
                                    attacks in the United States on September
                                    11, 2001 had a disruptive effect on the
                                    securities markets. United States military and related action in Iraq is ongoing and events in the Middle East and elsewhere in the world could have significant adverse effects on the global economy and the stock markets. The Fund cannot predict the effects similar events occurring in the future will have on the value of the Common Shares or NAV of the Fund. See "Risks - Market Disruption Risk."


                                    Common Stock Risk. Common stock and other instruments of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments or distributions because, among other reasons, the issuer of the security experiences a decline in its financial condition. An adverse event, such as an unfavorable earnings report, may depress the value of common stock or instruments of an issuer held by the Fund. Also, a drop in the stock market could depress the price of the securities held by the Fund. As the issuers fall within a single industry group, any such market change could affect a significant portion of the portfolio that trade on that stock market.
                                    See "Risks - Common Stock Risk."


                                    Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as preferred, debt and debt-like securities will decline in value because of changes in market interest rates. Securities issued by Infrastructure Issuers may be subject to similar risks. In addition, the income and profits of many of the issuers in which the Fund invests may be sensitive to interest rate fluctuations and therefore changes in the level of interest rates may have a direct bearing on such issuers' ability to pay dividends or make distributions. When market interest rates rise, the market value of such securities generally will fall. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. See "Risks - Interest Rate Risk."

                                    Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. See "Risks - Inflation Risk."

                                    Environmental Risk. Infrastructure Assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of Infrastructure Assets, and these protests may induce government action to the detriment of the owner of the Infrastructure Asset. See "Risks - Environmental Risk."

                                    Credit Risk. Credit risk is the risk of
                                    nonpayment of scheduled interest and/or
                                    principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. See "Risks - Credit Risk."

                                    Anti-Takeover Provisions. The Fund's
                                    Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the

                                    Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust" and "Risks - Anti-Takeover Provisions."

                                    Certain Other Risks. An investment in the
                                    Fund is subject to certain other risks
                                    described in the "Risks" section of this prospectus.

                            SUMMARY OF FUND EXPENSES

     The following table assumes the issuance of debt in an amount equal to 30% of the Fund's Total Assets (immediately after their issuance) and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 3 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no debt is issued or outstanding (such as will be the case prior to the Fund's expected issuance of debt).

Shareholder Transaction Expenses
     Sales load paid by Common Shareholders (as a percentage of offering price) .............      4.50%
     Offering expenses borne by the Fund (as a percentage of offering price)(1)..............       .20%
     Dividend Reinvestment Plan fees.........................................................     None(2)

                                                                                   Percentage of Net Assets Attributable
                                                                                         to Common Shares (Assumes
                                                                                            Debt Is Issued)(3)
Annual Expenses
     Management fees(4) .....................................................................      1.579%
     Other expenses..........................................................................       .500%(5)
     Interest payments on Borrowed Funds.....................................................       .471%(6)
     Total annual expenses...................................................................      2.550%
---------------

     (1) The Adviser and MIFA have contractually agreed to pay (i) all organizational expenses of the Fund and (ii) all offering costs (other than sales load, but including the $.00667 per Common Share reimbursement of underwriter expenses) that exceed $.04 per Common
         Share.
     (2) A Common Shareholder will pay brokerage charges if the Shareholder directs PFPC Inc., as agent for the Common Shareholders (the "Plan
         Agent"), to sell the Shareholder's Common Shares held in a dividend reinvestment account.
     (3) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares. Assuming no debt is issued, the Fund's expenses would be estimated to be as follows:
                                                                                   Percentage of Net Assets Attributable
                                                                                        to Common Shares (Assumes No
                                                                                              Debt Is Issued)
         Annual Expenses
              Management fees(4) ............................................................      1.15%
              Other expenses.................................................................       .289%
              Total annual expenses..........................................................      1.439%
     (4) Represents the maximum aggregate fee payable to the Adviser and
         Sub-Advisers. See "Management of the Fund - Investment Management
         Agreement and Other Agreements with the Adviser and Sub-Advisers" for a discussion of how the fee is determined.
     (5) If the Fund issues debt, costs of the issuance of the debt, estimated to be approximately .319% of the total dollar amount of the debt issuance, will be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares. Assuming the issuance of debt in an amount equal to 30% of the Fund's Total Assets
         (immediately after the issuance of such debt), those offering costs are estimated to be no more than approximately $325,340 or $.026 per Common
         Share (.13% of the offering price of the Common Shares).

     (6) Assumes an interest rate on debt issued of 1.1%.


     The purpose of the table above is to help each Common Shareholder understand all fees and expenses that Common Shareholders would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Fund's first full year of operation and assume that the Fund issues approximately 12,500,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses as a percentage of net assets will increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

     The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2.00 and the estimated offering costs of issuing debt assuming the Fund issues debt representing 30% of the Fund's capital (immediately after its issuance) of $1.30) that a Common Shareholder would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 2.55% of net assets attributable to Common Shares and (2) a 5% annual return:*

                                      1 Year    3 Years    5 Years    10 Years
                                      ------    -------    -------    --------
 Total expenses incurred............  $73       $123       $176       $319
-----------
  *  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE
     EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. The example assumes that the estimated "Other Expenses" set forth in the Annual Expense table are accurate and that all dividends and distributions are reinvested at NAV. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not issue any debt, an investor would pay the following expenses based on the assumptions in the example: 1 Year, $61; 3 Years, $90; 5 Years, $121; and 10 Years, $208.

                                    THE FUND


     The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on January 21, 2004 pursuant to a Declaration of Trust, as amended and restated (the "Declaration") governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and its telephone number is (630) 241-4141.




                                 USE OF PROCEEDS


     The net proceeds of the offering of Common Shares will be approximately $ ($ if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational expenses and offering costs. The Adviser and MIFA have agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load, but including the $.00667 per Common Share reimbursement of underwriter expenses) that exceed $.04 per Common Share. The Fund intends to invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund anticipates that it will be able to invest substantially all of the net proceeds in securities and instruments that meet the investment objective and policies within three to six months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in high quality, short-term fixed income securities, money market securities or cash or cash equivalents.




                             THE FUND'S INVESTMENTS


Investment Objective and Policies

     The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of the objective, the Fund will seek to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments (for instance, other instruments could include Canadian income trusts and Australian stapled securities) of Infrastructure Issuers in the Permitted Countries.

     Under normal market conditions, the Fund's over-riding investment philosophy will be to seek to identify and invest in securities and instruments that, over the long term, are anticipated to produce consistent dividend or distribution income. The Sub-Advisers believe that selected Infrastructure Issuers tend to pay higher dividends and distributions and display lower volatility over the long-term in terms of revenues, income and distributions than issuers in many other industries.

     The Fund intends to invest the proceeds of issuance of its Common Shares raised under this offering primarily in Core Infrastructure Securities - primarily equity securities and securities and instruments with equity characteristics issued by Infrastructure Issuers but also other securities and instruments issued by Infrastructure Issuers that may be debt or debt-like. This will comprise the "Core Component" of the Fund's investment portfolio. The Core Component will be managed by MIFA.


     The Fund currently intends to utilize leverage through the issuance of Leverage Instruments in an aggregate amount up to 30% of the Fund's Total Assets immediately after such issuance and/or borrowing. The Fund intends to invest the proceeds of the leverage in Infrastructure Senior Loans - U.S. dollar-denominated senior secured floating-rate loans of Infrastructure Issuers
- in an attempt to provide a stable stream of income to the Fund. The Infrastructure Senior Loans in which the Fund invests will be the "Senior Loan Component" of the Fund's investment portfolio. The Senior Loan Component will be managed by Four Corners. The investments in Infrastructure Senior Loans are expected to largely match the currency and interest rate risks characteristics of any associated leverage. The Fund intends that at least 80%, and up to 100%, of the Infrastructure Senior Loans in the Senior Loan Component will be non-investment grade debt instruments.


     The Core Component is intended to consist mainly of listed securities and instruments of Infrastructure Issuers. The Fund may, when presented with an opportunity to do so, invest up to 25% of the Core Component in unlisted securities and instruments of Infrastructure Issuers. These investments are not a primary focus of the Fund and MIFA will not actively seek out such opportunities. It should be noted, however, that the Fund intends to pay MIFA advisory fees at a higher rate to the extent the Fund's Core Component is invested in unlisted securities and instruments of Infrastructure Issuers. Accordingly, MIFA will have an incentive to make such investments. Under normal market conditions, the Fund will seek to deliver at least 50% of its income attributable to Core Infrastructure Securities as tax-advantaged dividends under the Code to the extent that preferential treatment for such dividends remains available generally up to and including December 31, 2008. Under federal income tax law enacted on May 28, 2003, tax-advantaged dividends received by individual Shareholders are taxed at long-term capital gain rates, which currently reach a maximum of 15%. Tax-advantaged dividends generally include dividends from U.S. corporations and dividends and similar distributions from non-U.S. entities that meet certain criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to Common Shareholders. In addition to investing in securities and instruments that pay tax-advantaged dividends, the Fund also may invest in securities and other instruments and debt instruments that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends). Infrastructure Senior Loans, U.S. corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high yield debt securities, are not eligible to pay tax-advantaged dividends.

     Across both the Core Component and the Senior Loan Component, under normal conditions, the Fund intends to invest 80%, and may invest up to 100%, of its Total Assets in securities and instruments of Infrastructure Issuers that are expected to provide dividends, interest and other similar income. The Fund cannot change this investment policy unless the Fund's Shareholders receive at least 60 days prior notice of any such change.


     Under normal market conditions, the Fund intends that more than 50% will, and up to 100% of the Fund's Total Assets may, be comprised of securities and instruments of non-U.S. Infrastructure Issuers. Accordingly, the Fund expects to hold securities and instruments denominated in non-U.S. currencies. The Fund does not currently intend to enter into arrangements to reduce its exposure to non-U.S. currencies, other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies. The Fund intends to restrict its investments to Infrastructure Issuers located in the Permitted Countries.


     The Fund intends to apply the following additional guidelines to its investments:

       o Across both the Core Component and the Senior Loan Component, no more than 7% of the Fund's Total Assets may be invested in the securities and instruments of any single Infrastructure Issuer at any time.

       o Across both the Core Component and the Senior Loan Component, no more than 40% of the Fund's Total Assets may be invested in the securities and instruments of U.S. Infrastructure Issuers at any time.

       o Within the Core Component, no more than 20% of the Core Infrastructure Securities may be invested in the securities and instruments of U.S. Infrastructure Issuers at any time.

       o Across both the Core Component and the Senior Loan Component, no more than 30% of the Fund's Total Assets may be invested in the securities and instruments of non-U.S. Infrastructure Issuers located in any one country at any time.

     The Fund may invest in securities and instruments that are forecast to decline in value due to the nature of the assets of the issuer, where such decline is anticipated to be compensated through enhanced yield.

     The Fund intends to follow the guidelines set out above but may deviate from such guidelines from time to time as deemed appropriate under prevailing economic and market conditions to achieve its investment objective over the long-term. If any allocation of assets exceeds the guidelines set out above, the Fund may seek to reduce the allocation as soon as practicable based on the liquidity of its assets and other market factors.

     There can be no assurance that the Fund's investment strategy will be successful, that the Fund will achieve its investment objective, or that preferential tax treatment will be achieved with respect to its investments. Further, the Fund may not be appropriate for all investors.

     The Fund believes that its investments in Infrastructure Senior Loans and other debt instruments may provide opportunities for the Fund to (i) enhance the Fund's income through greater incremental returns on its senior loan investments over the dividend or interest payments by the Fund on its leverage through borrowings or the issuance of Preferred Shares, respectively, and (ii) largely match the Fund's risk of increases in the interest rate on borrowings and/or the Preferred Share dividend rate as a result of increases in short-term interest rates.

     The Adviser, in consultation with the Sub-Advisers, will be responsible for determining the Fund's overall investment strategy and overseeing its implementation. The portion of the Fund's Total Assets invested in Core Infrastructure Securities and Infrastructure Senior Loans and other instruments will vary from time to time consistent with the Fund's investment objective through changes in the use of leverage.


Sub-Advisers' Investment Philosophies and Processes


     MIFA is responsible for managing the Core Component and is responsible for selecting and implementing the investment strategy for the Core Component. MIFA intends to analyze Infrastructure Issuers to determine the quality of the assets within the issuer's portfolio. MIFA believes that such analysis of the underlying assets that dominate the business of the Infrastructure Issuer will highlight the long-term quality of the Infrastructure Issuer's revenue and income streams. MIFA believes fundamental analysis of the underlying revenue of the Infrastructure Issuer provides longer term superior returns than a focus on short-term market factors. MIFA believes that a systematic fundamentals-based approach to identifying long-term potential value in Infrastructure Issuers will produce favorable investment performance. MIFA's advisory personnel may include personnel shared with Macquarie's ISF Division, who will assist MIFA's other personnel in critically assessing potential Infrastructure Issuers and their underlying assets and businesses, and the holdings of the Core Component on an on-going basis.

     Certain members of the Macquarie Group (other than MIFA) focus on identifying investment opportunities in unlisted securities of Infrastructure Issuers. On occasion, in accordance with a series of protocols developed by Macquarie's ISF Division, MIFA may be presented with the opportunity to invest the assets of the Core Component in such securities and MIFA may, in accordance with the Fund's investment objective, guidelines and policies, cause the Fund to make such investment. MIFA anticipates that the vast majority, if not all, of the Fund's opportunities to invest the assets of the Core Component in unlisted securities of Infrastructure Issuers will be presented to MIFA through such other members of the Macquarie Group. No assurances can be given, however, that any such opportunities will be presented to MIFA or, if presented, will be deemed to be a suitable investment for the Fund. No other member of the Macquarie Group will render investment advice to the Fund.


     Four Corners is responsible for managing the Senior Loan Component. Four Corners believes that a rigorous investment process based on in depth credit analysis and market experience, applied consistently and deliberately, results in superior investment performance over time. In addition to the emphasis on "bottom-up" in-depth credit analysis, "top-down" macro-economic analysis is formalized and integrated into the investment process. Four Corners' investment process focuses on risk minimization through an emphasis on diversification, sell discipline, and objectivity and employs systematic and quantitative analysis of default probabilities and collateral evaluation in sizing positions and constructing portfolios.


Characteristics of Infrastructure Assets


     Infrastructure Assets are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Typically, in the United States, such assets are owned, operated or managed by government-related entities such as municipalities. In non-U.S. countries, these assets are often owned, operated or managed by private entities. The entities owning, operating or managing these assets may provide the necessities of everyday life - such as fresh water, roads, airports, power, district heating and cooling, hospitals, schools and other social services. Such entities thereby provide the reliable transportation corridors and facilities, communications networks, energy distribution systems and pipelines, and institutions that are fundamental to the health of an economy. MIFA believes that select Infrastructure Issuers tend to pay higher dividends and distributions and display lower volatility over the long term in terms of revenues, income and distributions than issuers in many other industries. MIFA also believes that some Infrastructure Issuers generally have a high revenue to operating expense ratio and have revenues that correlate with inflation. As a result, in an inflationary period, inflation-driven increases in revenue could likely result in increased profits for such Infrastructure Issuers.


     The businesses of Infrastructure Issuers typically display characteristics with some or all of the following attributes:

     Essential services: Many Infrastructure Issuers are the sole providers of an essential product or service (e.g., water/waste-water, power and transportation services) to a segment of the population, at a given time and cost, and often retain this characteristic for an extended period of time.


     Monopolistic: Many Infrastructure Assets are monopolistic or near-monopolistic in nature, thereby providing a strategic competitive advantage. These Infrastructure Assets may be difficult to replicate due to: exclusive concession periods provided by legislation and/or regulation; natural barriers, planning or environmental restrictions or availability of land; high costs of new development; long-term sales contracts for a significant proportion of production; and other restrictions. A monopoly asset is attractive from an investor's perspective as the monopoly typically provides protection against competitor-induced pricing competition. This helps in the maintenance of operating and profit margins and provides more stability in the earnings stream.

     Fixed and regulated returns: Monopoly-type market positioning may bring with it regulation to prevent the development of "excess" profits and to protect public interests. For example, for roads, toll increases may be agreed in advance with government and specified in concession deeds; for energy utilities, revenues may be set by a regulator, typically with reviews at fixed year intervals; and the aeronautical revenues of airports may also be regulated in a similar manner.

     Leverage on a fixed cost base: Many Infrastructure Assets are usually characterized by large levels of capital investment during the development phase of the asset. Once developed, on-going operational-maintenance expenditure may be relatively low and stable. Should this be the case, increases in revenue (for example, due to traffic increases on a road asset) may not necessarily lead to proportionate increases in operating expenditure, leading to relatively high increases in surplus cash flow. Additionally, the economies of scale from leveraging a fixed cost base may provide strategic competitive advantage.

     Relatively inelastic demand: Demand for the products or services provided by many Infrastructure Assets may be more stable and less sensitive to changes in the price of the products or services than products or services provided by other assets. Demand growth is often linked to underlying economic or demographic growth. Stable operating cash flows generally result from this attribute and this stability may reduce the overall volatility of investor returns.

     Long-life assets: Infrastructure Assets may have long economic useful lives and may operate under long-term concessions/agreements. For example, an airport lease or road easement may be up to 99 years. The underlying revenue of infrastructure assets may be linked to inflation, sometimes directly through a regulatory framework or through concession agreements linking price growth to inflation.

     Based on the mix of the above-noted characteristics and risk factors, Infrastructure Assets can be broadly divided into four categories:

         Assets that are natural or near-natural monopolies and are regulated in the level of revenue earned, the charges imposed or the rate of returns allowed. Certain power and gas transmission, generation and distribution assets fall into this category, along with certain water/waste-water treatment facilities and incumbent local exchange carriers.

         Assets that depend on a form of user payment for their main revenue source. Examples of assets that fall into this category include toll roads, airports, railways, ports and certain parking lots (e.g., airport related).

         Assets that provide basic social services to the community, and include schools, hospitals and correction facilities. Depending on the arrangement with government and the regulator, if any, water/waste-water treatment facilities may also be included in this class.

         Assets that compete in a market for the sale of a product or service and are therefore exposed to market risks (e.g., volatility of prices or competitive pressures). Certain electricity generation, solid waste disposal facilities, city and local carparks, and certain communication asset classes (e.g., fixed-base wireless transmission towers and broadband television cable) fall into this category, along with certain water/waste-water treatment facilities.



Infrastructure Issuers

     "Infrastructure Issuers" are U.S. and non-U.S. issuers that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets in a select group of countries. Typically, in the United States, Infrastructure Issuers are municipalities and federal or state government and government-related agencies. For example, the New York Port Authority, a government-related entity, operates, among other things, the Port of New York and the John F. Kennedy International and La Guardia Airports. Outside the United States, Infrastructure Issuers are often non-governmental entities, and include both publicly traded and privately held entities. These entities may issue debt or equity securities, including equity securities in which the Fund may invest. In several developed countries outside the United States, including the U.K., Canada and Australia, there has been over many years a trend of increasing privatization as national governments spend less and less on Infrastructure Assets. Unlike the United States, these countries often do not utilize municipal financing to fund these Infrastructure Assets. Furthermore, in many of these non-U.S. countries, some of the larger private sector infrastructure companies can be public companies the shares of which are traded on national exchanges. For example, the fund that has a majority stake in the Sydney Airport in Australia is listed on the Australian Stock Exchange.



Portfolio Composition

     The Fund's portfolio will be composed principally of the following types of investments. A more detailed description of the Fund's investment policies and restrictions are contained in the SAI.

     Equity and Hybrid Securities. Under normal market conditions, the Fund intends to invest the majority of the Core Component in equity securities such as common stocks, preferred stocks, convertible securities and hybrid securities. "Hybrid" securities and instruments, such as stapled securities and various income trust units, are debt-like instruments where the issuers' obligations to pay distributions on the securities and instruments may be linked to profits.

     Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly underperformed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. A drop in the stock market could depress the price of the securities to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stocks prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

     Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. In addition, many issuers have securities, such as trust units and income securities, that are "hybrid" securities in that they have certain debt-like characteristics but their obligation to service the debt may be dependent on the profits of the issuer. Examples of these types of securities include what are commonly known as "income trusts" or "income funds" in the Canadian securities market and "stapled securities" in the Australian securities market.

     Canadian income funds are investment vehicles designed to distribute, in a tax-efficient manner, cash flows from an operating company to investors. They are similar to U.S.-style real estate investment trusts, but unlike those vehicles, income funds are not restricted to one industry. An income trust is structured to receive pass through treatment for Canadian tax purposes, and is only permitted to own passive investments such as common stock and debt instruments. The distribution to unitholders may be comprised of income, dividends and return of capital.

     Stapled securities have been used by Australian-based Infrastructure Issuers. Typically each stapled security is comprised of two or more securities that are "stapled" together to trade as one unit. Distributions payable by the issuers of stapled securities are not certain and could include the return of capital. The rules to determine the amount of the distribution, if any, that qualifies as dividends under the Code that might be eligible for tax-advantaged treatment are complex.

     Income fund units, stapled securities and other "hybrid" securities will be treated as equity securities in this prospectus.

     Preferred stock and hybrids may have a preference over common stock in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock, hybrids and trust units with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock and hybrids generally also reflects some element of conversion value.

     The market value of preferred stock and hybrids will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock or hybrids back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock or hybrids. Generally speaking, the right of the issuer to repurchase the preferred stock or hybrids tends to reduce any premium that the preferred stock or hybrids might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock or hybrids tends to reduce any discount that the preferred stock or hybrids might otherwise trade at due to interest rate or credit factors.

     Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated "BBB" or better by S&P or "Baa" or better by Moody's and are not considered by the applicable Sub-Adviser to be of similar quality. There is no minimum credit rating or independent investment limitation for these securities in which the Fund may invest. Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See "Risks - Non-Investment Grade Securities."

     Non-U.S. Securities. The Fund may invest up to 100% of the Core Component in securities of Infrastructure Issuers located in countries other than the United States and such securities may be denominated in currencies other than the U.S. dollar. Those non-U.S. Infrastructure Issuers will be located in the Permitted Countries other than the United States. See "Risks - Non-U.S. Investments Risk."

     The Fund may also purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of non-U.S. Infrastructure Issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the United States securities markets. Issuers of such securities will be considered non-U.S. Infrastructure Issuers for purposes of the Fund's allocation guidelines.

     Unlisted Securities. Up to 25% of the Core Component of the Fund can be invested in unlisted securities. Being unlisted, these securities and other instruments often have premium distribution rates; given the long-term nature of their assets, however, revenue streams derived from Infrastructure Assets may have low volatility characteristics. MIFA considers that such securities therefore do not always warrant the yield premium. Unlisted securities and other instruments selected for investment by MIFA may include equity, hybrid, convertible preferred instruments and debt instruments. Any and all instruments held by the Fund may be rated investment grade or may be unrated or non-investment grade. See "Risks - Illiquid and Unlisted Securities Risk" and "Non-Investment Grade Securities."

     Senior Loans. The Fund may invest any assets raised through leverage in Infrastructure Senior Loans - senior secured floating-rate U.S. dollar-denominated loans of Infrastructure Issuers. Senior loans generally hold one of the most senior positions in the capital structure of a borrower (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of senior loans are primarily used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior loans typically have rates of interest which are reset either daily, monthly, quarterly or semi annually by reference to a base lending rate, plus a premium. This base lending rate is primarily LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rate used by commercial lenders. The Infrastructure Senior Loans in which the Fund intends to invest are primarily lower grade, and may include revolving credit facilities, debtor-in-possession financing, unsecured loans, other floating-rate debt securities, such as notes, bonds, and asset-backed securities (such as special purpose trusts investing in bank loans), investment grade loans and fixed income debt obligations.

     When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although the Fund's NAV will vary, the Fund expects that investing a significant portion of the Fund's Total Assets in Infrastructure Senior Loans will reduce fluctuations in NAV as a result of changes in market interest rates. However, because floating rates on Infrastructure Senior Loans only reset periodically and because of the investments in the Core Component, changes in prevailing interest rates can still be expected to cause significant fluctuation. See "Risks - Senior Loan Risk."

     Non-Investment Grade Securities. The Infrastructure Senior Loans in which the Fund will invest and certain other securities in which the Fund may invest, will likely be rated in the lower rating categories of NRSROs or unrated securities of comparable quality. Debt securities that are not rated or rated lower than "BBB" by S&P or lower than "Baa" by Moody's are commonly referred to as "junk bonds." For a description of the ratings categories of certain NRSROs, see Appendix A to the SAI.

     Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such comparable un-rated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the applicable Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or un-rated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

     In addition, the market value of securities in lower rating categories is more volatile than that of higher quality securities, and the markets in which such non-investment rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

     Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at or near historical lows and, therefore, it is likely that they will rise in the future.

     In addition to using recognized rating agencies and other sources, the applicable Sub-Adviser will also perform its own analysis of issuers in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the applicable Sub-Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

     Corporate Bonds. The Fund may invest in corporate bonds of Infrastructure Issuers. Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Certain corporate bonds are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation.

     Unlisted, Restricted and Illiquid Securities and Instruments. The Fund may invest up to 25% of the Core Component in unlisted, restricted and illiquid securities and instruments of Infrastructure Issuers. Illiquid securities include U.S. securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Fund pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. There may or may not be similar regulatory or statutory restrictions on unlisted, restricted or illiquid securities or instruments issued by non-U.S. issuers.


     Industry Concentration. The Fund intends, under normal market conditions, to invest most if not all of its Total Assets in Infrastructure Issuers. See "Risks - Industry Concentration and Infrastructure and Utilities Industry Risk."


     Short-Term Debt Securities; Temporary Defensive Position; Invest Up Period. During the period during which the net proceeds of the offering of Common Shares are being invested, or during periods in which the applicable Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash or cash equivalents. A Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the value of shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objective.


     Other Investment Companies. The Fund may invest up to 25% of the Core Component in securities and instruments of other open- or closed-end U.S. or non-U.S. investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Total Assets in U.S. or non-U.S. pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles either during periods when it has large amount of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or borrowings and/or Preferred Shares, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market. As an investor in an investment company or pooled investment vehicle, the Fund will bear its ratable share of that investment company's or vehicle's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. The Sub-Advisers will take expenses into account when evaluating the investment merits of an investment in the investment company or pooled investment vehicle relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies or vehicles also may be leveraged and therefore will be subject to the same leverage risks described herein. As described in the section entitled "Risks - Leverage Risk," the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     From time to time, MIFA may determine that it is in the best interests of the Fund to gain exposure to Infrastructure Assets through the purchase of Core Infrastructure Securities the issuer of which is a listed entity that primarily invests in the securities of Infrastructure Issuers and is advised by a MIFA Related Party. Such listed entity may be a non-U.S. investment company as discussed above. To the extent that a "MIFA Related Party" is under common control with MIFA, it may be a second-tier affiliate of the Fund (in other words, an "affiliated person" of an "affiliated person" of the Fund, as that term is defined in the 1940 Act). See "Risks - Investment Companies" and "Risks
- Certain Affiliations." Each such transaction must be made on the open market of the primary stock exchange on which the relevant Core Infrastructure Securities are listed. A MIFA Related Party may earn fees from managing the issuer of such securities. To the extent the Fund invests in such securities, the Fund will be limited in its ability to freely trade the security to the extent that personnel of MIFA or of Macquarie's ISF Division have or may be deemed to have material, non-public information in regard to such security. Prior to making such investments, the Board will develop a process which will take into account the restrictions of the 1940 Act, recommendations of the Adviser and Sub-Advisers, the development of processes and procedures in connection with the investments and other potential conflicts of interest.



Investment Practices

     Hedging Transactions. It is the current intention of the Fund not to enter into hedging transactions other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies. However, the Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale. Such hedging transactions are commonly referred to as "anticipatory hedges." These anticipatory hedges are expected to be entered into only in limited circumstances and are not a principal strategy of the Fund. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common stock, stock-related future contracts, non-U.S. currency forward contracts, swap agreements and related instruments. Some, but not all, of the derivative instruments may be traded on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. If market quotes are unavailable, the Board will value these securities by using such method as the Board shall determine in good faith to reflect their fair market value, as described in "Net Asset Value." The Fund will use derivatives or other transactions described in this paragraph solely for non-speculative purposes. See "Risks - Hedging Risk" in this prospectus and "Other Investment Policies and Techniques" in the Fund's SAI for further information on hedging transactions.

     As an anticipatory hedge shifts, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price. As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

     The Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of fixed-rate payments for floating rate payments. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

     Lending of Portfolio Securities. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including: (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Loans of securities may also reduce the qualified dividend portion of the distributions to Shareholders.

     Portfolio Turnover. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

     There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income. See "Tax Matters."



                         BORROWINGS AND PREFERRED SHARES

     The Fund anticipates that under current market conditions it will issue Leverage Instruments representing up to 30% of its Total Assets immediately after the issuance of the Leverage Instruments. The Leverage Instruments would have complete priority upon distribution of assets over Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Board, in consultation with the Adviser and Sub-Advisers, the Fund expects to invest the proceeds derived from any Leverage Instrument offering in Infrastructure Senior Loans or other debt securities consistent with the Fund's investment objective and policies. Such Infrastructure Senior Loans or other debt securities are anticipated to largely match the interest rate of the Fund's then outstanding leverage. If Preferred Shares are issued they generally would pay adjustable rate dividends based on shorter-term interest rates, which would be reset periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more.

     Leverage creates risk for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the Common Shares or will result in fluctuations in the dividends paid to the Common Shares. To the extent total return on the Senior Loan Component exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return on the Senior Loan Component is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Fund nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits over the long term to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Adviser and Sub-Advisers will be calculated on the basis of the Total Assets of the Fund including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing leverage, the investment advisory fee payable to the Adviser and Sub-Advisers will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks - Leverage Risk."

     The Fund's Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's Total Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the Total Assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.


     The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act grants to the lenders to the Fund, in certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the borrowings.


     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Advisers from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Total Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Total Assets after such issuance). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Total Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


Effects of Leverage

     Assuming that the Leverage Instruments will represent approximately 30% of the Fund's Total Assets and pay dividends or interest at an annual combined average rate of 1.10%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed .43% in order to cover the dividend or interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

     The table further reflects the issuance of Leverage Instruments representing 30% of the Fund's capital, net of expenses, and the Fund's currently projected annual Leverage Instrument expense of 1.10%.


     Assumed Portfolio Total Return (Net of Expenses) ......      (10)%         (5)%         0%         5%        10%
     Common Share Total Return .............................     (14.76)%      (7.61)%     (0.47)%    6.67%     13.82%

     Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the income it receives on its portfolio securities is entirely offset by losses in the value of those portfolio securities. Until the Fund borrows or issues Preferred Shares, the Fund's assets will not be leveraged, and the risks related to leverage described in this prospectus will not apply. The benefits of leveraging the Common Shares can not be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund's investment objective and policies.



                                      RISKS

     Risk is inherent in all investing. The following discussion summarizes some of the risks that a Common Shareholder should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments and Investment Risks" in the SAI.



Industry Concentration and Infrastructure and Utilities Industry Risk

     The Fund intends to invest up to 100% of its Total Assets in the securities and instruments of Infrastructure Issuers. Given this industry concentration, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure Issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure Issuers may also be affected by or subject to:


       o  regulation by various government authorities;

       o  government regulation of rates charged to customers;

       o service interruption due to environmental, operational or other mishaps;

       o the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and


       o general changes in market sentiment towards infrastructure and utilities assets.

     This industry also has some special features that cause certain risks and opportunities to be more prevalent than in other industry sectors. Below is a summary of these risks:

     Technology Risk. This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well established, any technology change that occurs over the medium term could threaten the profitability of an Infrastructure Issuer. If such a change were to occur, these assets have very few alternative uses should they become obsolete.

     Regional or Geographic Risk. This risk arises where an Infrastructure Issuer's assets are not moveable. Should an event that somehow impairs the performance of an Infrastructure Issuer's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.


     Through-put Risk. The revenue of many Infrastructure Issuers may be impacted by the number of users who use the products or services produced by the Infrastructure Issuers' assets. Any change in the number of users may positively or negatively impact the profitability of the issuer.

     Other Risks. See " - Strategic Asset Risk," " - Interest Rate Risk," " - Documentation Risk," " - Environmental Risk," " - Operation Risk," " - Counterparty Risk," " - Political Risk and Expropriation Risk," and " - Regulatory Risk."


 Non-U.S. Investments Risk

     The Fund may invest up to 100% of the Core Component in the securities and instruments of non-U.S. issuers. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers.

     Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in non-U.S. countries.

     There may be less publicly available information about a non-U.S. company than a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of non-U.S. securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Non-U.S. markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes non-U.S. securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of non-U.S. securities.

     The Fund also may purchase ADRs or U.S. dollar-denominated securities of non-U.S. issuers. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with non-U.S. securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


Currency Risk


     Currency risk is the risk that the value of a non-U.S. investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. The Fund does not currently intend to reduce or hedge its exposure to non-U.S. currencies, other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies or in advance of the settlement of securities trades. Up to 100% of the Fund's Total Assets may be in investments denominated in non-U.S. currencies. Fluctuations in the currencies of Core Infrastructure Securities will impact the NAV of the Fund and may lead to greater volatility. Such a decrease in the NAV of the Fund when leverage is outstanding may result in the Fund having to reduce the amount of leverage if its statutory or other "asset coverage" ratios fall below required amounts. Such reduction of leverage may not come at an optimum time such that the Fund may recognize a loss on transactions undertaken to de-lever the Fund resulting in a further loss and/or decrease in the Fund's NAV.

Country Risk

     This risk arises as the Fund may have exposure of up to 30% of the Core Component to any one country, outside the U.S., identified in "Investment Objective and Policies." The impact on the Fund's NAV of specific risks identified in this prospectus such as political, regulatory, interest rate and inflation may be magnified due to concentration of the Fund's investments in a particular country. In addition, as the Fund does not currently intend to reduce or hedge currency risk (other than in connection with the Fund's exposure to dividends received or receivable in non-U.S. currencies), concentration of the Fund's investments in a particular country may expose the Fund to greater risk with respect to currency changes in that country.


Senior Loan Risk

     In the event a Borrower fails to pay scheduled interest or principal payments on an Infrastructure Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Infrastructure Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. If the Fund acquires an Infrastructure Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender.

     The Fund intends to generally invest in Infrastructure Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Infrastructure Senior Loan is acquired or may decline below the principal amount of the Infrastructure Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Infrastructure Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying an Infrastructure Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

     In the event of the bankruptcy of a Borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Infrastructure Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure an Infrastructure Senior Loan constitutes a fraudulent conveyance or preferential transfer that could have the effect of nullifying or subordinating the Fund's rights to the collateral or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

     Investment decisions concerning Infrastructure Senior Loans will be based largely on the credit analysis performed by Four Corners, and not on rating agency evaluation. This analysis may be difficult to perform. Information about an Infrastructure Senior Loan and its issuer generally is not in the public domain. Moreover, Infrastructure Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Infrastructure Senior Loan participants, agents or others that invest in, trade in, originate or administer Infrastructure Senior Loans. Other economic factors (such as a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that can reduce liquidity) can also adversely impact the markets for debt obligations. Ratings downgrades of holdings or their issuers will generally reduce the value of such holdings. Although the Fund intends to invest in Infrastructure Senior Loans, there is no guarantee that it will, and the Fund's holdings of Infrastructure Senior Loans may range from 0% to 30% of the Fund's Total Assets.

     The secondary market for Infrastructure Senior Loans is currently limited. There is no organized exchange or board of trade on which Infrastructure Senior Loans are traded. Instead, the secondary market for Infrastructure Senior Loans is an unregulated inter-dealer or inter-bank resale market. The secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the Fund's ability to realize full value.

     Infrastructure Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Infrastructure Senior Loans in which the Fund invests will be relatively illiquid.

     In addition, Infrastructure Senior Loans in which the Fund invests are expected to require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Infrastructure Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Infrastructure Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

     The Fund will value its Infrastructure Senior Loans daily. However, because the secondary market for Infrastructure Senior Loans is limited, it may be difficult to value some loans. Market quotations may not be readily available for some Infrastructure Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Infrastructure Senior Loans than for securities with a secondary market, because there is less reliable objective data available. In addition, if the Fund purchases a relatively large assignment of an Infrastructure Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Infrastructure Senior Loan and reducing its exposure to the Borrower when Four Corners deems it advisable to do so. For more detailed information about Senior Loans, including a discussion of assignments of and participations in Senior Loans, see "Additional Information about the Fund's Investments and Investment Risks" in the SAI.


Non-Investment Grade Securities Risk

     It is anticipated that at least 80% of Senior Loan Component will be invested in non-investment grade debt instruments, although from time to time the entire Senior Loan Component may be invested in such non-investment grade debt instruments. In addition to the Senior Loan Component, the Fund may invest up to 100% of the Core Component in equity securities, securities and instruments with equity characteristics, hybrid securities, nonconvertible preferred stock, convertible securities or debt securities or instruments rated non-investment grade by NRSROs or unrated securities of comparable quality.

     Non-investment grade securities are rated Ba1 or lower by Moody's, BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, are of comparable credit quality. Non-investment grade securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

       o  greater volatility;

       o  greater credit risk and risk of default;

       o potentially greater sensitivity to general economic or industry conditions;

       o  potential lack of attractive resale opportunities (illiquidity); and

       o  additional expenses to seek recovery from issuers who default.

     In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

     Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on an issuer's historical financial condition and the rating agencies' analyses at the time of rating. Consequently, the rating assigned to any particular security or instrument is not necessarily a reflection of an issuer's current financial condition. Subsequent to its purchase by the Fund, the security or instrument may cease to be rated or its rating may be reduced. In addition, it is possible that NRSROs might not change their ratings of a particular security or instrument to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of such securities or instruments by the Fund, although the applicable Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities.

     As a part of its investments in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not appreciate.

     The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for these securities may react in a similar fashion in the future.

     For a further description of non-investment grade securities and the risks associated therewith, see "Other Investment Policies and Techniques" in the SAI. For a description of the ratings categories of certain NRSROs, see Appendix A to the SAI.

Illiquid and Unlisted Securities Risk

     The Fund may invest up to 25% of the Core Component in unlisted securities and other instruments of Infrastructure Issuers. Such securities and instruments are generally not able to be publicly traded. In the United States, such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Outside the United States, similar restrictions may apply. Considerable delay in resale could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unlisted securities and instruments, and at times might make disposition of such securities and instruments impossible. To the extent the Fund invests in securities and instruments the terms of which are privately negotiated, the terms of such securities and instruments may contain restrictions regarding resale and transfer.
     In addition, certain listed securities and instruments, particularly securities and instruments of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. In the absence of an active secondary market, the Fund's ability to purchase or sell such securities at a fair price may be impaired or delayed.


Valuation of Unlisted Securities and Instruments

     As there may be no open market to establish an independent value for the Fund's interest in unlisted securities and instruments, the Fund's valuation procedures provide that such investments must be fair valued. The fair value computation will be subject to policies and procedures established by the Board. The Fund expects in most instances that the Sub-Advisers will determine a fair value of the investment pursuant to these policies and procedures, which determination will be subject to Board approval. There can be no assurance that the Fund will be able to sell an unlisted security or instrument for an amount equal to the fair value determined by the Fund for that security or instrument or that there will be a market for such security or instrument. Unlisted securities and instruments are illiquid by nature and the sale price of such assets may be materially below the value of the interest were it to be held for the long term. Certain of such securities and instruments may decline in value over time due to the nature of the assets. This will occur, for example, with a solid waste disposal site with a regulated capacity limit and with an entity that has a finite life concession agreement with a government agency to provide a service (e.g., toll roads and airports). Such a decline in the value of the underlying assets should be reflected in the market value of the equity and debt instruments of the issuer, thereby providing a total return to investors that reflects the nature of these assets. The Board will establish policies and procedures to establish the fair value for investments, if any, in Infrastructure Issuers with interests in these types of assets where there is no independent market valuation available. See "Net Asset Value."

     See "Senior Loan Risk" for a discussion of the risk associated with investing in Infrastructure Senior Loans.


Leverage Risk

     Under the 1940 Act, the Fund may borrow an amount up to 33-1/3% of its Total Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Total Assets (including the proceeds of the Preferred Shares and any borrowings). The Fund intends, however, under normal circumstances, to utilize leverage in an amount up to 30% of the Fund's Total Assets immediately after taking into account such leverage. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. The Fund nevertheless may determine to continue to use leverage if the benefits to the Fund's Shareholders of maintaining the leveraged position are expected to outweigh the current reduced return. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

       o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

       o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

       o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and

       o when the Fund uses Leverage Instruments, the investment advisory fees payable to the Adviser and the Sub-Advisers' fees will be higher than if the Fund did not use leverage.

     The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any leverage borrowing program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell Infrastructure Senior Loans and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Fund does not believe that these covenants or guidelines will impede the Sub-Advisers from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

     While the Fund may from time to time consider reducing or increasing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The converse would be true if the Fund had increased leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.


Restrictive Covenants and 1940 Act Restrictions

     With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for their respective type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; and (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt. In addition, the Credit Agreements may not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% (or such greater percentage as may be set forth in the Credit Agreement) at any time. The Credit Agreement will limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreement's asset coverage test. In addition, the Credit Agreement may not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreement has occurred and is continuing; (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreement's asset coverage test set forth in the Credit Agreement; or (iii) if certain other conditions are not met.

     Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the Total Assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund.


No Operating History

     The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Non-Diversified Status

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities and instruments of a single issuer. As a non-diversified investment company, the Fund may invest in the securities and instruments of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and, therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. The Fund intends, however, to limit its investments such that no more than 7% of the Fund's Total Assets are invested in the securities and instruments of any single issuer at any time.


Long-Term Objective; Not a Complete Investment Program

     The Fund is intended for long-term investors seeking a high level of current return while attempting to preserve capital. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each Shareholder should take into account the Fund's investment objective as well as the Shareholder's other investments when considering an investment in the Fund.


Management Risk

     The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the Sub-Advisers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.


MIFA Risk

     MIFA is a newly organized investment adviser, with no investment history or track record. MIFA, through its sole member MIMU, is part of Macquarie's ISF Division. Macquarie's ISF Division has experience in the assessment and valuation of Infrastructure Assets and experience with the operational risks and regulatory risks faced by Infrastructure Issuers. This experience is available to MIFA in servicing the Fund. If MIFA were to lose access to the resources provided by Macquarie's ISF Division, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Macquarie's ISF Division in the event that its resources become unavailable to MIFA.

     The Fund intends to pay MIFA advisory fees at a higher rate to the extent the Fund's Core Component is invested in unlisted securities and instruments of Infrastructure Issuers. Accordingly, MIFA will have an incentive to make such investments.


Regulatory Risk


     Infrastructure Issuers are often subject to regulatory risk. This risk arises as a significant portion of the revenues of Infrastructure Issuers may be set through agreement with an industry regulator. While each infrastructure sector may have its own regulator and differing procedures and rules, it is typical that the regulator can have a significant impact on the profitability of an issuer. A regulator often has, among other powers, the power to change or modify the prices an Infrastructure Issuer can charge for its products or services. The returns on regulated assets are usually stable during the regulated period, but may be volatile during any period that rates are reset by the regulator.



Investment and Market Risk

     An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares of the Fund represents an indirect investment in the securities and instruments owned by the Fund, of which a large proportion will be traded on national securities exchanges or in the over-the-counter markets. The value of these securities and instruments, like other market investments, may move up or down, sometimes rapidly and unpredictably.


     Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund's NAV per Common Share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the Common Shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price. Shares of closed-end funds often trade at a discount to their NAVs and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

     Common Shares owned by a shareholder at any point in time may be worth less than the Shareholder's original investment, even after taking into account the reinvestment of dividends and distributions on the Common Shares.


Income Risk

     The income Shareholders receive from the Fund is based primarily on the dividends, interest and other distributions the Fund earns from its investments, which can vary widely over the short and long term. The Fund's income may be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage, although it is the Fund's intention to apply leverage when the Fund has or will acquire assets that largely match the interest rate structure of the leverage.


Tax Risk

     No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. Under current law, qualified dividend income and long-term capital gains are taxed to non-corporate investors at a maximum federal income tax rate of 15%. This tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time, and is currently scheduled to expire for tax years beginning after December 31, 2008. Further, additional risk exists as it will be more difficult to obtain information regarding whether distributions by non-U.S. entities should be regarded as qualifying dividends. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the Shareholder must meet holding period and other requirements with respect to the Fund's shares for lower rates to apply. See "Tax Matters."


Ability to Source Investments Risk

     The Fund will seek to invest a portion or all of the Fund's Total Assets in a finite universe of securities and instruments of Infrastructure Issuers. To the extent that there is a limited supply of suitable investments available that meet the Fund's investment objective, the Fund's ability to acquire such investments without impacting market prices may be limited.

     The 1940 Act and the rules and regulations under the 1940 Act impose certain restrictions with respect to transactions involving the Fund and any affiliated person of the Fund (as defined in the 1940 Act). Even if an attractive investment opportunity is identified by the Fund, these restrictions may limit the ability of the Fund to participate in a proposed transaction to the fullest extent desired to the extent an affiliated person of the Fund is involved in the transaction. In addition, investments in Canadian income funds are subject to the risk that identifiable non-Canadian owners of units could be forced to sell their units in the event that non-Canadian ownership of all units rises above 50%.


Strategic Asset Risk


     Infrastructure Issuers may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by Infrastructure Issuers, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an Infrastructure Issuer fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.



Market Disruption Risk

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East and elsewhere in the world could have significant adverse effects on the global economy and the stock markets. In addition, illnesses such as Severe Acute Respiratory Syndrome and the Asian Bird Flu spread rapidly and have the potential to significantly affect the global economy and stock markets. The Fund cannot predict the effects similar events occurring in the future will have on the value of the Common Shares or NAV of the Fund.


Fund Distribution Risk

     Pursuant to its distribution policy, and under normal market conditions, the Fund intends to make regular quarterly distributions on its Common Shares. To the extent the total quarterly distributions for a year exceed the Fund's investment company taxable income and net capital gain for that year, the excess will generally constitute a return of capital. Return of capital distributions are generally tax-free up to the amount of a Shareholder's tax basis in the shares. See "Tax Matters." In addition, such excess distributions may have the effect of decreasing the Fund's Total Assets and may increase the Fund's expense ratio as the Fund's fixed expenses may become a larger percentage of the Fund's average net assets. In order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.


Investment Companies

     The Fund may invest in the securities and instruments of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Adviser and Sub-Advisers with respect to the assets invested in the securities and instruments of other investment companies. In these circumstances holders of the Fund's common shares will be subject to duplicative investment expenses and certain of these fees may be payable to affiliated entities of a Sub-Adviser.


Common Stock Risk

     Common stock and other instruments of an issuer in the Fund's portfolio may decline for a number of reasons beyond the control of the Fund or the issuer, including:

       o if the issuer fails to make anticipated dividend payments or distributions because, among other reasons, the issuer of the security experiences a decline in its financial condition;

       o in the event that the market considers that its dividend outlook is below alternatives sources of income;

       o in the event that the market changes its risk assessment of the industry or assets the company operates; and/or

       o in the event that the market changes it assessment of the relative performance of the issuer in its sector, the regulatory outlook for the sector or the performance of management.


     Common stock and other instruments in which the Fund will invest through the Core Component will typically be structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while such instruments have historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report or regulatory reset may depress the value of common stock and other instruments of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market or the sector of the stock market in which the issuer of the common stock operates. A drop in the respective stock market may depress the price of most or all of the common stocks held by the Fund and invested in that same stock market.



Special Risks Related to Preferred and Hybrid Securities

     There are special risks associated with investing in preferred and hybrid securities (preferred securities), including:


     Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes even though it has not yet received such income.

     Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrears to its Shareholders. Should an issuer of non-cumulative preferred securities held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable or paid.

     Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. Because preferred stock and hybrids are generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of such instruments than senior debt securities with similarly stated yield characteristics.


     Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

     Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrears have been paid, the preferred security holders no longer have voting rights.


     Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.


Special Risks of Derivative Transactions

     Although it is not the Fund's current intention, the Fund may in the future participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the applicable Sub-Adviser's prediction of movements in the direction of the securities, non-U.S. currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.


Loans of Portfolio Securities

     Although it is not the Fund's current intention, consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and which are at least equal to the market value, determined daily, of the loaned securities. The Fund will continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans of securities may also reduce the qualified dividend portion of the distributions to Shareholders. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

     For a further description of such loans of portfolio securities, see "Other Investment Policies and Techniques" in the SAI.


Interest Rate Risk

     Preferred, Hybrid and Debt Securities. Interest rate risk is the risk that fixed income securities such as preferred, hybrid and debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Interest rates are at or near historic lows, and, as a result, they are likely to rise over time. The Fund's investment in such securities means that the NAV and market price of Common Shares may decline if market interest rates rise. During periods of declining interest rates, the issuer of a fixed income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

     Equity Securities. The income and profits of many of the issuers in which the Fund might invest may be sensitive to interest rate fluctuations and therefore changes in the level of interest rates may have a direct bearing on the issuers' ability to pay dividends or make distributions. When market interest rates rise, the market value of such investments may fall in anticipation of a decline in the issuers' revenue and profitability because the issuer is unable to pay out higher dividends at times of higher interest rates. Therefore, the NAV and market price of Common Shares may decline if market interest rates rise. Interest rates are at or near historic lows, and, as a result, they are likely to rise over time. It is important to consider the international aspects of the Fund's portfolio. Interest rates in the country of the issuer of a security may generally have a greater impact than U.S. interest rates on the Fund's portfolio. Due to the nature of Infrastructure Assets, the impact of interest rate fluctuations may be greater for Infrastructure Issuers than for the economy as a whole in the country in which the interest rate fluctuation occurs.

     Infrastructure Assets. Infrastructure Assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest risk of Infrastructure Assets. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact on returns to equity holders) are crucial factors in assessing any interest rate risk.



Spread Risk - Infrastructure Senior Loans


     The Fund anticipates that the Senior Loan Component will contain primarily floating rate securities with less risk that they will change in value with changes in the overall level of interest rates than fixed-rate securities. However, Infrastructure Senior Loans are subject to the risk that the margin between short-term rates and borrowing rates for such loans increases or decreases. As the margin decreases, there is less difference between borrowing rates and lending rates. Any such spread compression will generally result in lower profitability to the Fund with respect to investing in Infrastructure Senior Loans.



Inflation Risk


     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, interest rates on any borrowings and dividend rates of any Preferred Shares the Fund may have issued would likely increase, which would tend to further reduce returns to Common Shareholders to the extent any such increase in the exposure to Leverage Instruments is not fully hedged by the Infrastructure Senior Loans held by the Fund.


     Many of the companies in which the Fund may invest will have long-term rights to income that can be adjusted to certain extents when inflation changes. Typically, as inflation rises the issuer will earn more revenue and when inflation declines, it will not be able to earn a similar increase.

     If the issuer is unable to increase its revenue and profits at times of higher inflation, it will be unable to pay out higher dividends to compensate for decreases in the value of money. The equity value of such issuers may fall. Many issuers in the infrastructure and utilities industries may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of Infrastructure Issuers may decline in value in times of higher inflation rates.

     The prices that an Infrastructure Issuer is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or some other factor. In this case, changes in the rate of inflation may effect the forecast profitability of the Infrastructure Issuer.


Documentation Risk

     Infrastructure Assets are often governed by a complex series of legal documents and contracts. As a result, the risk of a dispute over interpretation or enforceability of the documentation may be higher than for other issuers.


Environmental Risk


     Infrastructure Assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest the development or operation of Infrastructure Assets, and these protests may induce government action to the detriment of the owner of the Infrastructure Asset.



Operation Risk

     The long-term profitability of an Infrastructure Issuer is partly dependent on the efficient operation and maintenance of the Infrastructure Assets. Should an Infrastructure Issuer fail to efficiently maintain and operate the assets, the Infrastructure Issuer's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an Infrastructure Asset may have a major impact on the Infrastructure Issuer. Failure by the Infrastructure Issuer to carry appropriate, enforceable insurance or to operate the asset appropriately could lead to significant losses and damages. See "Risks - Environmental Risk" and "Risks - Strategic Asset Risk."


Political Risk and Expropriation Risk


     This risk arises when for political reasons governments attempt to influence the operations, revenue, profitability or contractual relationships of Infrastructure Issuers or expropriate the Infrastructure Assets. The public interest aspect of the goods and services that Infrastructure Assets provide means political oversight of the sector will remain pervasive. Given that many

Infrastructure Issuers will control key strategic assets used by the political constituents attempting to influence the operations, revenue, profitability or contractual relationships of such issuers, it is possible that such governments could seek to benefit those political constituents and thereby damage such issuers.



Credit Risk


     The Fund's NAV and ability to pay dividends is dependent upon the performance of the Fund's investments. That performance, in turn, is subject to a number of risks, including the credit risk of the Fund's underlying assets invested in debt securities and Infrastructure Issuers' credit exposures to their major customers. See "Risks - Counterparty Risk." Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.



Anti-Takeover Provisions

     The Fund's Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."


Forward Currency Exchange Contracts

     There is no independent limit on the Fund's ability to invest in non-U.S. currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Other Investment Policies and Techniques" in the SAI.


Counterparty Risk


     Infrastructure Issuers can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the Infrastructure Issuer and the value of any securities or other instruments it has issued.


     The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.


Distribution Risk for Equity Income Portfolio Securities

     In selecting equity securities in which the Fund will invest, MIFA will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer's history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion.


Portfolio Turnover Risk

     The Fund may engage in portfolio trading to accomplish its investment strategy. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

     The Fund cannot accurately predict its annual portfolio turnover rate. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Shareholders, will be taxable as ordinary income. However, MIFA intends to focus on those Infrastructure Issuers that have the potential to provide long-term stable income, thus allowing for a greater percentage of the Fund's capital gains or losses to be treated as long-term gains or losses for tax purposes.

Hedging Risk


     The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale. There may be an imperfect correlation between the Fund's portfolio holdings and such derivatives, which may prevent the Fund from achieving the intended consequences of the applicable transaction or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to the applicable Sub-Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Adviser's judgment in this respect will be accurate. Further, the Fund's use of derivatives or other transactions to reduce risk involves costs. In addition, no assurance can be given that the Fund will enter into hedging transactions at times or under circumstances in which it would be advisable to do so. The Fund may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. The Fund will use derivatives or other transactions described above solely for purposes of hedging. See "The Fund's Investments - Investment Practices - Hedging Transactions" in this prospectus and "Other Investment Policies and Techniques - Hedging Strategies" in the Fund's SAI.



Certain Affiliations

     Certain broker-dealers may be considered to be affiliated persons of the Fund, First Trust or the Sub-Advisers. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

     The Fund has authorized the Sub-Advisers to select the brokers or dealers that will execute the purchases and sales of the Fund's securities and other instruments. To the extent consistent with the investment policies of the Fund and approved by the Board, a Sub-Adviser may select brokers or dealers related to the Sub-Adviser. Such related brokers and dealers may earn commissions or other fees from any such purchase and sale.


     From time to time, MIFA may determine that it is in the best interests of the Fund to gain exposure to Infrastructure Assets through the purchase of Core Infrastructure Securities of which the issuer is a listed entity advised by a MIFA Related Party. Such listed entity may be a non-U.S. investment company. See "Portfolio Composition - Other Investment Companies." To the extent that a "MIFA Related Party" is under common control with MIFA, it may be a second-tier affiliate of the Fund (in other words, an "affiliated person" of an "affiliated person" of the Fund, as that term is defined in the 1940 Act). See "Risks - Investment Companies." Each such transaction must be made on the open market of the primary stock exchange on which the relevant Core Infrastructure Securities are listed, must be approved by the Board or otherwise comply with any policies and procedures adopted by the Board, and must be made in accordance with the 1940 Act. A MIFA Related Entity may earn fees from managing the issuer of such Core Infrastructure Securities. To the extent the Fund invests in such securities, the Fund will be limited in its ability to freely trade the security to the extent that personnel of MIFA or of Macquarie's ISF Division have or may be deemed to have material, non-public information in regard to such security. For purposes of the Fund's investment guidelines, Core Infrastructure Securities the issuer of which is a listed entity advised by a MIFA Related Party will be treated as securities of Infrastructure Issuers.

     From time to time, MIFA may determine that it is in the best interests of the Fund to gain exposure to Infrastructure Assets through an investment in unlisted equity securities that is made at the same time that other funds advised by a MIFA Related Party invest in such securities. Generally, in the absence of an SEC order or SEC staff relief, and subject to certain exceptions, the Fund will be prohibited under Section 17(d) and Rule 17d-1 from engaging in any "joint transaction" in which an affiliated person of the Fund (or affiliated person of such affiliated person) participates. Under certain circumstances, participation by the Fund and such affiliate in a concurrent investment in the same unlisted securities may be impermissible under Section 17(d) and Rule 17d-1. As a result, each investment by the Fund in unlisted equity securities that is proposed to be made at the same time that other funds advised by a MIFA Related Party invest in such securities may be made only if the investment is
(i) approved in each instance by the Board, including a majority of the independent directors, (ii) otherwise made in compliance with all policies and procedures adopted by the Board, and (iii) made in accordance with the 1940 Act and any other applicable law. The subject securities of the transaction must meet the investment objective of the Fund at the time of the transaction.

     The Fund may seek to invest in Infrastructure Issuers that own Infrastructure Assets managed by members of the Macquarie Group that are "affiliated persons" of the Fund (or affiliated persons of such affiliated persons) as that term is defined in the 1940 Act. Such members may earn commissions or other fees in connection with managing such Infrastructure Assets. The Fund may not invest in such Infrastructure Issuers until such time as the Fund has received no-action, exemptive, or other regulatory or interpretive relief from the SEC or SEC staff with respect to such investment.




                             MANAGEMENT OF THE FUND


Trustees and Officers

     The Board is responsible for the management of the Fund, including supervision of the duties performed by the Adviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.


Investment Adviser

     First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for supervising the Sub-Advisers. The Adviser, in consultation with the Sub-Advisers, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. First Trust serves as investment adviser or portfolio supervisor to investment portfolios with approximately $9.9 billion in assets which it managed or supervised as of December 31, 2003.

     First Trust will also be responsible for managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     First Trust, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust is controlled by Grace Partners and The Charger Corporation.

     For additional information concerning First Trust, including a description of the services provided, see the SAI.


Sub-Advisers

     The Adviser and the Fund have selected Macquarie Infrastructure Fund Adviser, LLC, to manage the Core Component and Four Corners Capital Management, LLC, to manage the Senior Loan Component of the Fund.


     Macquarie Infrastructure Fund Adviser, LLC, 600 5th Avenue, 21st Floor, New York, New York 10020, serves as the Fund's investment sub-adviser with respect to the Fund's investments in Core Infrastructure Securities. In this capacity, MIFA is responsible for the selection and on going monitoring of the Core Infrastructure Securities in the Fund's investment portfolio. MIFA will also assist Four Corners by providing individual asset class overviews and analysis.


     MIFA is a Delaware limited liability company founded in January 2004 and is registered under the Investment Advisers Act of 1940. Macquarie Infrastructure Management (USA) Inc. is the sole member of MIFA. MIMU is wholly-owned by Macquarie Bank Limited through a subsidiary. MIFA has not previously served as an investment adviser or sub-adviser.


     MBL together with its associated entities worldwide is a diversified international provider of financial and investment banking services, with over 5,700 staff in 21 countries. As of September 30, 2003, the Macquarie Group had over $38 billion in assets under management. Twelve investment vehicles managed by the Macquarie Group are listed on the Australian Stock Exchange, and had a total capitalization of approximately $12.2 billion as of December 31, 2003.


     Historically, a significant portion of the Macquarie Group's international income has been derived from infrastructure funds management and the provision of financial advisory services to the infrastructure industry. Project Finance International magazine (January 2003, Thompson Financial) recognized the Macquarie Group as the top ranked Project Finance Advisor in the Americas by mandates awarded in 2002 (first in 2001 and second in 2000), and second ranked Project Finance Advisor globally in 2002 (third in 2001 and second in 2000).

     Macquarie's ISF Division manages, directly or indirectly, approximately $11 billion of Infrastructure Assets (based on the most recent audited gross assets of each fund managed by Macquarie's ISF Division as reflected in MBL's September 30, 2003 semi-annual public filings).

     Day-to-day execution of the Fund's investment strategy with respect to the Core Component will be the responsibility of MIFA. Mr. Jon Fitch will be the lead analyst and portfolio manager for the Core Component and will be responsible for reviewing and approving all trades for the Core Component made by the Fund. Analysts (including the lead analyst) will largely be based in New York, but may be based in other locations as required.


     Mr. Fitch has been an equity analyst with Macquarie Equities Limited, a wholly owned subsidiary of MBL, since 1995. Macquarie Equities Limited is the equities research arm of MBL.


     Mr. Fitch has been active in the analysis of infrastructure and utilities stocks since 1997 and has over fifteen years' business experience encompassing business management, equity analysis, strategic consulting and banking. From 1997 to 2000, Mr. Fitch led the equity research coverage of the infrastructure and utilities sector in Australia for Macquarie Equities Limited and was responsible for coverage of 12 companies across the sector, including tollroads, gas companies, electric utilities, airports and diversified funds. During that period, he was rated the leading analyst in that sector by the Australian Greenwich Survey. Specifically he was rated first in 1997, second in 1998, first for infrastructure and third for utilities in 1999 and second for both infrastructure and utilities in 2000 by the Australian Greenwich Survey. He was also rated first for infrastructure and utilities research in the first Reuters Survey (Australia and New Zealand) in 1999.

     From 2001 to 2003, Mr. Fitch was located in Hong Kong, where he was responsible for establishing a Hong Kong based research team of five analysts. While in Hong Kong, Mr. Fitch personally initiated coverage on nine infrastructure and utilities companies with a combined market capitalization of approximately $50 billion. Stocks covered included the Hong Kong utilities, the Chinese power producers, airport, rail and multi-asset infrastructure investment companies.

     Mr. Fitch returned to Australia in mid 2003 where he has been responsible for coverage of Australian utilities and energy stocks for Macquarie Equities Limited.


     Mr. Fitch has a Graduate Diploma in Applied Finance and Investment (1992-1994) from the Securities Institute of Australia and a Masters of Business in Accounting and Finance (1990-1992) from the University of Technology, Sydney. He is an Associate Member of the Securities Institute of Australia.


     Four Corners Capital Management, LLC, 515 South Flower Street, Suite 4310, Los Angeles, California 90071, serves as the sub-adviser to the Fund with respect to the Senior Loan Component of the Fund. In this capacity, Four Corners is responsible for the selection and ongoing monitoring of such assets in the Fund's investment portfolio. Four Corners specializes in managing portfolios of senior loans and structured finance assets. Four Corners is a Delaware limited liability company founded in September 2001 by Macquarie Holdings (USA), Inc., an affiliate of the Macquarie Group, and an experienced group of senior loan investment professionals.


     Four Corners is owned 66.67% by MBL through a subsidiary and 33.33% by the senior management of Four Corners. Day-to-day operations and execution of specific investment strategies relating to the Senior Loan Component held by the Fund are the responsibility of Four Corners. Michael P. McAdams is the President and Chief Investment Officer of Four Corners and will be co-Portfolio Manager of the Senior Loan Component. Robert I. Bernstein is the Managing Director and Chief Credit Officer of Four Corners and will be co-Portfolio Manager of the Senior Loan Component.


     Mr. McAdams has been involved with the management of portfolios of senior loans since 1982. In 1988 he established, and from 1988 until 1995, he was the founding portfolio manager for, Pilgrim Prime Rate Trust, the first U.S. investment company that invested primarily in senior loans. Immediately prior to establishing Four Corners, Mr. McAdams was Chief Executive Officer of ING Capital Advisors, LLC, an institutional asset manager then having approximately $7 billion in senior loan and high yield bond portfolios under management. In 1995, Mr. McAdams was a founding board member of the Loan Syndication and Trading Association ("LSTA"), the senior loan industry's trade group. Mr. McAdams has served as Chairman (2001) and Vice Chairman (2002) of the LSTA and was the first person from the investment side of the industry to serve in any of those capacities. Today, he remains a Director and is a member of the LSTA's Mark-to-Market Policy Committee.


     Mr. Bernstein's involvement with senior loans began in 1986, and he has been actively involved in the senior loan market for over 12 years. Prior to joining Four Corners in November 2001, Mr. Bernstein was most recently a General Partner of The Yucaipa Companies, a Los Angeles-based private equity investment firm. While at Yucaipa, Mr. Bernstein completed more than $4 billion of senior loan and high yield bond financings and private equity investments, and he served on the boards of three companies. He was previously with Bankers Trust's Leverage Finance Group, where he arranged senior loan and high yield bond financing for financial sponsors and corporate issuers. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.


Investment Management Agreement and Other Agreements with the Adviser and Sub-Advisers

     Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust an annual management fee, payable on a quarterly basis, equal to the annual rate of .40% of the Fund's Total Assets for Total Assets of the Fund up to and including $250 million and ..35% of the Fund's Total Assets for Total Assets of the Fund over $250 million. For purposes of calculation of the management fee, the Fund's "Total Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings or indebtedness), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

     In addition to the management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


     Pursuant to an agreement between MIFA, First Trust and the Fund, MIFA receives an annual portfolio management fee of .60% for that portion of the Fund's Total Assets allocated to MIFA. Pursuant to an agreement between Four Corners, First Trust and the Fund, Four Corners receives an annual portfolio management fee of .60% of that portion of the Fund's Total Assets allocated to Four Corners. However, if the Fund's Total Assets are greater than $250 million, MIFA will receive an annual portfolio management fee of .65% for that portion of the Fund's Total Assets over $250 million. In addition, to the extent that MIFA invests a portion of the Core Component in unlisted securities ("Core Unlisted Instruments"), MIFA is entitled to receive a supplemental fee of .60% of that portion of the Fund's Total Assets invested in Core Unlisted Instruments; provided, however, that in no event will the Core Unlisted Instruments portion be deemed to exceed, for purposes of calculating this supplemental fee, 25% of the Core Component. This supplemental fee paid to MIFA is in addition to the annual portfolio management fee. The Sub-Advisers' portfolio management fees are payable by the Fund.


     Each Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust, the Board, or a majority of the Fund's outstanding voting securities, upon 60 days' written notice to the Sub-Adviser. Pursuant to a separate agreement between the Sub-Advisers and First Trust, First Trust has agreed that if First Trust or the Fund terminates or fails to renew the Sub-Advisory Agreement with a Sub-Adviser other than for cause, First Trust will resign and will not agree to be reinstated as investment adviser to the Fund, which resignation shall be effective no later than 60 days following the effective date of the Sub-Adviser's termination.


     The Adviser and MIFA have agreed to pay (i) all organizational expenses and
(ii) all offering costs of the Fund (other than sales load, but including the $.00667 per Common Share reimbursement of underwriter expenses) that exceed $.04 per Common Share. Because the fee paid to the Adviser and Sub-Advisers will be calculated on the basis of the Fund's Total Assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Advisers' fees from the Fund will be higher (and the Adviser and Sub-Advisers will benefit to that extent) when leverage is utilized. In this regard, if the Fund issues debt in an amount equal to 30% of the Fund's Total Assets (after issuance of such leverage), the Fund's management fee would be 1.579% of net assets attributable to Common Shares. See "Summary of Fund Expenses."


     Pursuant to a name agreement by and among the Fund, MIFA and First Trust, First Trust and MIFA have the right to preclude the Fund from using references to First Trust and Macquarie, respectively, and to impose conditions on the use of such references. In addition, if First Trust or an affiliate of First Trust no longer serves as Adviser, the right of the Fund to use the reference to First Trust in its name shall terminate. Similarly, if MIFA or an affiliate of MIFA (other than Four Corners) no longer serves as a Sub-Adviser, the right of the Fund to use the reference to Macquarie in its name shall terminate. In such cases, the Fund must take appropriate steps to change its name and to terminate the applicable reference to First Trust or Macquarie in connection with its business.



                                 NET ASSET VALUE

     The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the

Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Total Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

     The assets in the Fund's portfolio will be valued daily in accordance with Valuation Procedures adopted by the Board. The Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for Unlisted Investments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., U.S. debt and non-U.S. securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Board, and in accordance with the provisions of the 1940 Act.

     For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

     U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service.

     Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Forward non-U.S. currency exchange contracts which are traded in the United States on regulated exchanges are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

     Senior Loans. The Infrastructure Senior Loans in which the Fund may invest are not listed on any securities exchange or board of trade. Senior loans such as the Infrastructure Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some senior loans have few or no trades, or trade infrequently, and information regarding a specific senior loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of senior loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. See "Risks - Illiquid and Unlisted Securities Risk."

     Typically senior loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular senior loan or such valuation is deemed unreliable, the Fund may value such senior loan at a fair value as determined in good faith under procedures established by the Board, and in accordance with the provisions of the 1940 Act.


     Non-U.S. Listed Securities. Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular non-U.S. listed security or such valuation is deemed unreliable, the Board or its designee may value such security at a fair value as determined in good faith under procedures established by the Board and in accordance with the provisions of the 1940 Act.

     Fair Value. When applicable, especially with unlisted securities, fair value is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

       o the projected cash flows for the issuer or borrower;

       o the fundamental business data relating to the issuer or borrower;

       o an evaluation of the forces that influence the market in which these securities are purchased and sold;

       o the type, size and cost of holding;

       o the financial statements of the issuer or borrower;


       o the credit quality and cash flow of issuer, based on the Adviser's, Sub-Adviser's or external analysis;


       o the information as to any transactions in or offers for the holding;


       o the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;


       o the coupon payments;

       o the quality, value and saleability of collateral securing the security or loan;

       o the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's or borrower's management;

       o the prospects for the issuer's or borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

       o other relevant factors.


                                  DISTRIBUTIONS

     The Fund intends to distribute to holders of its Common Shares quarterly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. It is expected that the initial quarterly dividend on the Fund's Common Shares will be declared approximately 90 days, and paid approximately 90 to 120 days, after the completion of this offering, depending on market conditions.

     Various factors will affect the level of the Fund's income, including the asset mix, the average maturity of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV, and, correspondingly, distributions from undistributed income will deduct from the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."



                           DIVIDEND REINVESTMENT PLAN

     If a Shareholder's Common Shares are registered directly with the Fund or if a Shareholder holds its Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan, unless the Shareholder elects to receive cash distributions, all dividends, including any capital gain dividends, on the Shareholder's Common Shares will be automatically reinvested by the Plan Agent, PFPC Inc., in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). If a Shareholder elects to receive cash distributions, the Shareholder will receive all distributions in cash paid by check mailed directly to the Shareholder by PFPC Inc., as dividend paying agent.

     If a Shareholder decides to participate in the Plan, the number of Common Shares the Shareholder will receive will be determined as follows:

         (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

         (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

     A Shareholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Shareholder withdraws or the Plan is terminated, the Shareholder will receive a certificate for each whole share in its account under the Plan and the Shareholder will receive a cash payment for any fraction of a share in its account. If the Shareholder wishes, the Plan Agent will sell the Shareholder's shares and send the proceeds, minus brokerage commissions, to the Shareholder.

     The Plan Agent maintains all Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Shareholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Shareholder receives will include all Common Shares received under the Plan.

     There is no brokerage charge for reinvestment of a Shareholder's dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Automatically reinvesting dividends and distributions does not mean that a Shareholder does not have to pay income taxes due upon receiving dividends and distributions. See "Tax Matters."

     If a Shareholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Shareholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Shareholders should consult their financial advisor for more information.

     The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.



                              DESCRIPTION OF SHARES


Common Shares

     The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting.


     The Fund's Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "MFD." The Fund intends to hold annual meetings of Shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


     Net asset value will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Adviser and MIFA have agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load, but including the $.00667 per Common Share reimbursement of underwriter expenses) that exceed $.04 per Common Share. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Shareholder determines to buy additional Common Shares or sell shares already held, the Shareholder may do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, no assurances can be given that the Common Shares will trade at a price equal to or higher than the initial offering price or the NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.


Preferred Shares

     The Declaration provides that the Board may authorize and issue Preferred Shares with rights as determined by the Board, by action of the Board without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Fund currently intends to issue Leverage Instruments, which may include Preferred Shares, representing up to 30% of the Fund's Total Assets immediately after the Leverage Instruments are issued. The Board also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares to 50% of the value of the Fund's Total Assets. No assurances can be given, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Declaration, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic reset of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares, if any, will be entitled to receive a preferential liquidating distribution, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

     Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration, holders of Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued and unpaid dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration. The Board, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.



                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, Shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any Shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Shareholder of the Fund. Thus, the risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Generally, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);
(3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration); (4) in certain circumstances, a termination of the Fund; (5) a removal of trustees by Shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's Shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, if any, outstanding and entitled to vote.

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions require persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.



                            CLOSED-END FUND STRUCTURE

      The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if a Shareholder wishes to sell shares of a closed-end fund the Shareholder must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board may consider from time to time engaging in open market repurchases, tender offers for shares or other programs intended to reduce the discount. No guarantees or assurances can be given, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per Common Share. Although share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares, Shareholders should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Borrowings or Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

     Conversion to Open-End Fund. The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote and by the holders of two-thirds of the Fund's Preferred Shares, if any, voting together as a single class; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or any agreement between the Fund and any national securities exchange. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system and the Borrowings and Preferred Shares would be redeemed and the leverage would cease to exist. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.



                                   TAX MATTERS

     The following discussion of U.S. federal income tax matters is based on the advice of Chapman and Cutler LLP, counsel to the Fund.

     This section and the discussion in the SAI summarize certain U.S. federal income tax consequences of the acquisition, ownership and disposition of Common Shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and non-U.S. tax concerns affecting the Fund and its Shareholders (including Shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe the situation if a Shareholder is a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances or if a Shareholder holds Common Shares other than as capital assets. In addition, this section does not describe state, local or non-U.S. tax consequences of the acquisition, ownership and disposition of Common Shares of the Fund. As with any investment, Shareholders should consult their tax adviser about their particular consequences.


Fund Status

     The Fund intends to qualify as a "regulated investment company" under the U.S. federal income tax laws. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay U.S. federal income or excise taxes. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must satisfy certain tests with respect to its gross income, its diversification of holdings and its distributions. See "Tax Matters - Federal Income Tax Matters" in the SAI.

Distributions

     Fund distributions are generally taxable to Shareholders. After the end of each year, a Shareholder will receive a tax statement that separates the Shareholder's Fund distributions into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions, which are paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses, are generally taxed at the Shareholder's ordinary tax rate, but, as further discussed below, if the Fund holds equity securities, under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new tax rates equal to those applicable to net capital gains. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) are capital gain dividends. Generally, a Shareholder will treat all capital gains dividends as long-term capital gains regardless of how long the Shareholder has owned the Common Shares. To determine the actual tax liability for capital gains dividends, a Shareholder must calculate the total net capital gain or loss for the tax year after considering all of the Shareholder's other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to the Shareholder. The tax status of a Shareholder's distributions from the Fund is not affected by whether the Shareholder reinvests distributions in additional Common Shares or receives them in cash.

     Dividends and other taxable distributions are taxable to Shareholders even though they are reinvested in additional shares of the Fund. If the Fund pays a Shareholder a dividend in January that was declared in the previous October, November or December to Shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by the Shareholder on December 31 of the year in which the dividend was declared.


Dividends Received Deduction

     A corporation that owns Common Shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Fund because the dividends received deduction is generally not available to corporations for distributions from regulated investment companies. However, if the Fund holds equity securities, certain ordinary income dividends on Common Shares that are attributable to qualifying dividends received by the Fund from certain U.S. corporations may be designated by the Fund as being eligible for the dividends received deduction, but this amount is not expected to be significant.


Sale or Exchange of Fund Shares

     If a Shareholder sells or otherwise disposes of Common Shares, the Shareholder will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, a Shareholder must subtract the tax basis in the Shareholder's Common Shares from the amount received in the transaction. A Shareholder's tax basis in Common Shares is generally equal to the cost of the Shareholder's Common Shares, generally including sales charges. In some cases, however, the Shareholder may have to adjust the Shareholder's tax basis after the Shareholder purchases Common Shares.

     Any gain arising from such sale or disposition generally will be treated as capital gain or loss if a Shareholder has held the Common Shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Common Shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Common Shares.


Taxation of Capital Gains and Losses and Certain Ordinary Income Dividends

     Under the Tax Act, for an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. For periods not covered by the Tax Act, for an individual, the maximum marginal federal tax rate for capital gains is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for net capital gains from most property acquired after December 31, 2000, with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. A Shareholder must exclude the date the Shareholder purchases Common Shares to determine the Shareholder's holding period. However, if a Shareholder receives a capital gain dividend from the Fund and sells the Shareholder's Common Share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. In addition, the Code treats certain capital gains as ordinary income in special situations.

     For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxable to non-corporate taxpayers (including individuals) at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Common Shareholder and Fund levels. In general, for the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period in the case of certain preferred stocks). The Fund cannot guarantee that any distributions will be treated as qualifying dividends.


     Qualified dividend income is, in general, dividend income from taxable U.S. corporations and certain non-U.S. corporations (e.g., generally, non-U.S. corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or non-U.S. corporations the stock of which is readily tradable on an established securities market in the United States). Additionally, distributions by certain non-U.S. corporations defined as passive foreign investment companies, foreign investment companies or foreign personal holding companies will not be regarded as qualifying dividends. The Fund cannot guarantee that any non-U.S. corporations it invests in will not be regarded as passive foreign investment companies, foreign investment companies or foreign personal holding companies.



Foreign Tax Credit

     The Fund may qualify for and make an election permitted under the "pass through" provisions of Section 853 of the Code, which allows a regulated investment company to elect to have its foreign tax credit taken by its Common Shareholders instead of on its own tax return. To be eligible for this credit, more than 50% of the value of the Fund's Total Assets at the close of its taxable year must consist of stock or other securities in foreign corporations, and the Fund must meet certain other requirements. If such an election is made, Common Shareholders of the Fund, because they are deemed to own a pro rata portion of the foreign securities held by the Fund, must include in their gross income, for U.S. federal income tax purposes, both their portion of dividends received by the Fund and also their portion of the amount which the Fund deems to be the Common Shareholders' portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Shareholders may then subtract from their U.S. federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. The Code imposes a required holding period for such credits. Shareholders should consult their tax advisers regarding this election and its consequences to them.


Backup Withholding

     The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against the Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its Shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its Shareholders can be found in the SAI that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, non-U.S., state, local income or other taxes.

                                  UNDERWRITING

     Subject to the terms and conditions stated in a purchase agreement dated , 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.


                                                                     Number of
             Underwriter                                         Common Shares
             -----------                                         -------------
 Merrill Lynch, Pierce, Fenner & Smith
             Incorporated........................................
 Robert W. Baird & Co. Incorporated..............................
 Raymond James & Associates, Inc.................................
 RBC Dain Rauscher Inc...........................................
 SunTrust Capital Markets, Inc...................................
 Deutsche Bank Securities Inc....................................
 Harris Nesbitt Corp.............................................
 Piper Jaffray & Co..............................................
 Advest, Inc. ...................................................
 BB&T Capital Markets, a division of Scott & Stringfellow, Inc...
 William Blair & Company, L.L.C..................................
 Crowell, Weedon & Co............................................
 D.A. Davidson & Co..............................................
 Doft & Co., Inc.................................................
 Ferris, Baker Watts, Incorporated...............................
 Ladenburg Thalmann & Co. Inc....................................
 McDonald Investments Inc., a  KeyCorp Company...................
 Morgan Keegan & Company, Inc....................................
 Parker/Hunter Incorporated......................................
 Quick & Reilly, Inc.............................................
 Ryan Beck & Co., Inc............................................
 Stifel, Nicolaus & Company, Incorporated........................
 TD Waterhouse Investor Services, Inc............................
 Wedbush Morgan Securities.......................................
 Arthurs, Lestrange & Company, Incorporated......................
 Axiom Capital Management, Inc...................................
 Brean Murray & Co., Inc.........................................
 Bishop, Rosen & Co., Inc........................................
 CMG Institutional Trading, LLC..................................
 C.E. Unterberg, Towbin..........................................
 Chatsworth Securities LLC.......................................
 City Securities Corporation.....................................
 Dominick & Dominick LLC.........................................
 First Southwest Company.........................................
 Gilford Securities Incorporated.................................
 Howe Barnes Investments, Inc....................................
 Huntleigh Securities Corporation................................
 Johnston, Lemon & Co. Incorporated..............................
 LaSalle St. Securities, LLC.....................................
 Maxim Group LLC.................................................
 McGinn, Smith & Co., Inc........................................
 Mesirow Financial, Inc..........................................
 NatCity Investments, Inc........................................
 National Securities Corporation.................................
 Needham & Company, Inc..........................................
 Northeast Securities, Inc.......................................
 David A. Noyes & Company........................................

                                                                    Number of
             Underwriter                                          Common Shares
             -----------                                          -------------
 Nutmeg Securities, Ltd..........................................
 Ormes Capital Markets, Inc......................................
 Paulson Investment Company, Inc.................................
 Peacock, Hislop, Staley & Given, Inc............................
 Sands Brothers & Co., Ltd.......................................
 Sanders Morris Harris Inc.......................................
 The Seidler Companies Incorporated..............................
 Source Capital Group Inc........................................
 Southwest Securities, Inc.......................................
 Sterling Financial Investment Group, Inc........................
 Torrey Pines Securities, Inc....................................
 J.P. Turner & Company, L.L.C....................................

                  Total .........................................



     The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Adviser and Sub-Advisers have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act, or to contribute payments the underwriters may be required to make for any of those liabilities.


Commissions and Discounts

     The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per share. The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $ per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before , 2004.

     The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                      Per Share    Without Option   With Option
                                      ---------    --------------   -----------
  Public offering price..............   $20.00             $            $
  Sales load.........................     $.90             $            $
  Estimated offering expenses........     $.04             $            $
  Proceeds to the Fund...............   $19.06             $            $


     The offering costs borne by the Fund, which may include the reimbursement of certain Fund expenses advanced by the Adviser and Sub-Advisers, are estimated at $ . The Fund has agreed to pay the underwriters $.00667 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Fund has also agreed to pay certain expenses of counsel to the underwriters in an amount up to $7,500, which will not exceed .00296% of the total price to the public of the Common Shares sold in this offering. The Adviser and MIFA have agreed to (i) pay the amount by which the Fund's offering costs (other than the sales load, but including the reimbursement of expenses described above) exceed $.04 per Common Share (the "Reimbursement Cap") and (ii) pay all of the Fund's organizational expenses.



Overallotment Option

     The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

     Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Fund's Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchase to peg, fix or maintain that price.

     If the underwriters create a short position in the Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor any of the underwriters makes any representations or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

     The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market-makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     Common Shares will be sold so as to ensure that New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.



Additional Underwriting Compensation and Other Relationships

     The Adviser has also agreed to pay from its own assets additional compensation to Merrill Lynch. This additional compensation will be payable quarterly at the annual rate of .15% of the Fund's average weekly total assets (including any assets attributable to any Preferred Shares that may be outstanding or otherwise attributable to the use of Leverage Instruments) during the continuance of the Investment Management Agreement or other investment management agreement between the Adviser and the Fund. Merrill Lynch has agreed to provide, as requested by the Adviser, specified after-market support services designed to maintain the visibility of the Fund on an ongoing basis; relevant information, studies or reports regarding the Fund and the closed end investment company industry; and consultation regarding market discounts of the Fund. The total amount of these additional payments to Merrill Lynch will not exceed 4.46369% of the total price to the public of the Common Shares sold in this offering.

     The total amount of the additional compensation payable to Merrill Lynch described above, plus the amounts paid by the Fund as the $.00667 per Common Share partial reimbursement to the underwriters and as payment of certain expenses of counsel to the underwriters, will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to and reimbursement of underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.

     One or more of the underwriters of the Common Shares may also act as underwriters of the Fund's Preferred Shares, if any.

     The address of Merrill Lynch is 4 World Financial Center, New York, New York 10080.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT


     The custodian of the assets of the Fund is PFPC Trust Company ("Custodian"), 301 Bellevue Parkway, Wilmington, Delaware 19809. The Fund's transfer, shareholder services and dividend paying agent is PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant providing such accountant with various audit related information with respect to the Fund; and providing other continuous administrative and accounting services. As compensation for administrative and accounting services, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of .10% of the Fund's average Total Assets, subject to decrease with respect to additional Total Assets.




                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by Clifford Chance US LLP, New York, New York. Chapman and Cutler LLP and Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                              TABLE OF CONTENTS OF
                     THE STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----
Use of Proceeds...........................................................   1
Investment Objective......................................................   1
Investment Restrictions...................................................   2
Investment Objectives Policies and Techniques.............................   4
Additional Information About the Fund's Investments and Investment Risks..   6
Other Investment Policies and Techniques..................................  27
Management of the Fund....................................................  41
Investment Adviser........................................................  45
Sub-Advisers..............................................................  49
Portfolio Transactions and Brokerage......................................  50
Distributions.............................................................  52
Repurchase of Fund Shares; Conversion to Open-End Fund....................  52
Net Asset Value...........................................................  54
Tax Matters...............................................................  57
Performance Related and Comparative Information...........................  64
Experts...................................................................  64
Custodian, Administrator and Transfer Agent...............................  65
Independent Auditors......................................................  65
Additional Information....................................................  65
Independent Auditors' Report..............................................  66
Financial Statements......................................................  67
Appendix A - Ratings of Investments....................................... A-1

================================================================================

     Until , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriter and with respect to its unsold allotments and subscriptions.



                                             Shares


                              Macquarie/First Trust
                         Global Infrastructure/Utilities
                             Dividend & Income Fund

                                  Common Shares
                                $20.00 per share





                                   ----------
                                   PROSPECTUS
                                   ----------






                               Merrill Lynch & Co.
                              Robert W. Baird & Co.
                                  Raymond James
                               RBC Capital Markets
                           SunTrust Robinson Humphrey




                                         , 2004

================================================================================

Back Cover






                   SUBJECT TO COMPLETION, DATED MARCH 25, 2004

         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND OFFER OR SALE IS NOT PERMITTED.


  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         The Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a newly organized, non-diversified closed-end management investment company.

         This Statement of Additional Information relating to common shares of beneficial interest of the Fund ("Common Shares") is not a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated
    , 2004 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891 or on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                        , 2004.

                                TABLE OF CONTENTS

                                                                            PAGE

USE OF PROCEEDS...............................................................1
INVESTMENT OBJECTIVE..........................................................1
INVESTMENT RESTRICTIONS.......................................................2
INVESTMENT OBJECTIVE POLICIES AND TECHNIQUES..................................4
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS......6
OTHER INVESTMENT POLICIES AND TECHNIQUES.....................................27
MANAGEMENT OF THE FUND.......................................................41
INVESTMENT ADVISER...........................................................45
SUB-ADVISERS.................................................................49
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................50
DISTRIBUTIONS................................................................52
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.......................52
NET ASSET VALUE..............................................................54
TAX MATTERS..................................................................57
PERFORMANCE RELATED AND COMPARATIVE INFORMATION..............................64
EXPERTS......................................................................64
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT..................................65
INDEPENDENT AUDITORS.........................................................65
ADDITIONAL INFORMATION.......................................................65
INDEPENDENT AUDITORS' REPORT.................................................66
FINANCIAL STATEMENTS.........................................................67

APPENDIX A  --   Ratings of Investments.....................................A-1

                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be
approximately $   ($   if the Underwriters exercise the overallotment option in
full) after payment of the estimated organizational expenses and offering costs. The Fund expects it will be able to invest substantially all of the net proceeds in securities and other instruments that meet the investment objective and policies within three to six months after completion of the offering.

         For the Fund, First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") and Macquarie Infrastructure Fund Adviser, LLC ("MIFA") have agreed to pay (i) all organizational expenses and (ii) all offering costs (other than sales load but including the $.00667 per Common Share reimbursement of underwriter expenses) that exceed $.04 per Common Share (MIFA, together with Four Corners Capital Management, LLC ("Four Corners"), are collectively referred to herein as the "Sub-Advisers").

         Pending investment in securities that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in cash or cash equivalents.


                              INVESTMENT OBJECTIVE

         Investment Objective. The Fund's investment objective is to seek a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. In pursuit of the objective, the Fund will seek to manage its investments and expenses so that a significant portion of its distributions to the Fund's common shareholders will qualify as tax-advantaged dividends, subject to the continued availability of favorable tax treatment for such qualifying dividends.

         The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio of equity, debt, preferred or convertible securities and other instruments that are issued by U.S. and non-U.S. issuers ("Infrastructure Issuers") that have as their primary focus (in terms of income and/or assets) the management, ownership and/or operation of infrastructure and utilities assets ("Infrastructure Assets") in a select group of countries. The Fund currently intends to utilize leverage up to a maximum of 30% of the Fund's Total Assets, immediately after taking into account such leverage. "Total Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares). To the extent leverage is used, the Fund currently intends to invest the funds raised through leverage in senior secured floating-rate U.S. dollar-denominated loans of Infrastructure Issuers ("Infrastructure Senior Loans").

         Therefore, the Fund's portfolio will likely consist of two components:
(1) the "Core Component," which will consist primarily of equity securities and securities and instruments, with equity characteristics issued by Infrastructure Issuers, but may also include other securities and instruments issued by Infrastructure Issuers (collectively, "Core Infrastructure Securities"); and (2) the "Senior Loan Component," which will consist of Infrastructure Senior Loans. The Fund currently intends to apply the proceeds of issuance of its Common Shares to acquire Core Infrastructure Securities and the proceeds of any leverage to acquire Infrastructure Senior Loans. Up to 100% of the Senior Loan Component may consist of non-investment grade instruments. Such instruments are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

         Under normal market conditions, the Fund will seek to invest more than 50% of the Fund's Total Assets in securities and instruments of non-U.S. Infrastructure Issuers located in Australia, New Zealand, Canada, the United Kingdom and other European Union member countries as of the date of this Statement of Additional Information, Switzerland, Japan, Hong Kong and Singapore. Across both the Core Component and the Senior Loan Component, the Fund intends that no more than 40% of the Fund's Total Assets be invested in the securities and instruments of Infrastructure Issuers located in the U.S. and no more than 7% of the Fund's Total Assets be invested in the securities and instruments of any one Infrastructure Issuer. The Core Component is intended to consist mainly of listed securities and instruments of Infrastructure Issuers. Although not a primary focus of the Fund, the Fund may invest up to 25% of the Core Component in unlisted securities and instruments of Infrastructure Issuers. The Fund will seek to deliver at least 50% of its distributed income attributable to the Core Infrastructure Securities as tax-advantaged dividends under the Internal Revenue Code of 1986, as amended (the "Code"), which may enable individual U.S. investors who meet holding period and other requirements to receive the benefit of favorable tax treatment. Tax-advantaged dividends generally include dividends from U.S. corporations and dividends and distributions from non-U.S. entities that meet certain criteria. See "The Fund's Investments" in the Fund's Prospectus for a description of holding period requirements.


                             INVESTMENT RESTRICTIONS

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common
Shares:

                   (1) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;

                   (2)     Borrow money, except as permitted by the 1940 Act;

         For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Borrowings" under "Borrowings and Preferred Shares" in the Fund's Prospectus;

                   (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("Securities Act") in connection with the purchase and sale of portfolio securities;

                   (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                   (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

                   (6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations; or

                   (7) Invest 25% or more of its Total Assets in securities and instruments of issuers in any single industry except to the extent the Fund invests in the infrastructure and utilities industry, provided there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         For the purpose of applying the limitation set forth in subparagraph
(7) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

         For purposes of fundamental investment restriction set forth in subparagraph (7) above, for senior loans held by the Fund, the Fund will treat the Lender (as defined below) selling a participation and any persons interpositioned between such Lender and the Fund as an issuer.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without a shareholder vote. The Fund may not:

                   (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

                   (2) Purchase securities of listed companies for the purpose of exercising control.

         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

         In connection with the Fund's ownership in Infrastructure Senior Loans, the Fund may be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its shareholders or the Fund's ability to achieve its investment objective.

         The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (ii) more than 50% of the Fund's shares, whichever is less.


                  INVESTMENT OBJECTIVE POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Fund's Prospectus.

         Temporary Investments and Defensive Position. During the period where the net proceeds of the offering of Common Shares, the issuance of Preferred Shares, if any, commercial paper or notes and/or borrowings are being invested or during periods in which the Adviser or either Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash and cash equivalents. The Fund's determination, in consultation with the Adviser and the Sub-Advisers, that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

         The cash and cash equivalents are defined to include, without limitation, the following:

                   (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

                   (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The applicable Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The applicable Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                   (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.


    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

INFRASTRUCTURE AND UTILITIES ASSETS

         The Core Component will contain equity securities and securities and instruments with equity characteristics issued by Infrastructure Issuers, but the Fund may also invest in other securities and instruments issued by Infrastructure Issuers.

         Characteristics and Characterization of Infrastructure Assets. Infrastructure Assets are an underlying foundation of basic services, facilities and institutions upon which the growth and development of a community depends. Typically, in the United States, such assets are owned, operated or managed by government-related entities such as municipalities. In non-U.S. countries, these assets are often owned, operated or managed by private entities. The entities owning, operating or managing these assets may provide the necessities of everyday life--fresh water, roads, airports, power, district heating and cooling, hospitals, schools and other social services. Such entities thereby provide the reliable transportation corridors and facilities, communications networks, energy distribution systems and pipelines, and institutions that are fundamental to the health of an economy.

         The businesses of Infrastructure Issuers typically display characteristics with some or all of the following attributes:

         Essential services: Many Infrastructure Issuers are the sole providers of an essential product or service (e.g., water/waste-water, power and transportation services) to a segment of the population, at a given time and cost, and often retain this characteristic for an extended period of time.

         Monopolistic: Many Infrastructure Assets are monopolistic or near-monopolistic in nature, thereby providing a strategic competitive advantage. These Infrastructure Assets may be difficult to replicate due to: exclusive concession periods provided by legislation and/or regulation; natural barriers, planning or environmental restrictions or availability of land; high costs of new development; long-term sales contracts for a significant proportion of production; and other restrictions. A monopoly asset may be attractive from an investor's perspective as the monopoly provides protection against competitor induced pricing competition. This helps in the maintenance of operating and profit margins and provides more stability in the earnings stream.

         Fixed and regulated returns: Monopoly-type market positioning may bring with it regulation to prevent the development of "excess" profits and to protect public interests. For example, for roads, toll increases may be agreed in advance with government and specified in concession deeds; for energy utilities, revenues may be set by a regulator, with reviews at five-year intervals; and the aeronautical revenues of airports may also be regulated in a similar manner.

         Leverage on a fixed cost base: Many Infrastructure Assets are usually characterized by large levels of capital investment during the development phase of the asset. Once developed, on-going operational-maintenance expenditure may be relatively low and stable. Should this be the case, increases in revenue (for example, due to traffic increases on a road asset) may not necessarily lead to proportionate increases in operating expenditure, leading to relatively high increases in surplus cash flow. Additionally, the economies of scale from leveraging a fixed cost base may provide a strategic competitive advantage.

         Relatively inelastic demand: Demand for the products or services provided by Infrastructure Assets may be more stable and less sensitive to changes than the products or services produced by other assets. Demand growth is often linked to underlying economic or demographic growth. Stable operating cash flows generally result from this attribute and this stability may reduce the overall volatility of investor returns.

        Long-life assets: Infrastructure Assets may have long economic useful lives and may operate under long-term concessions/agreements. For example, an airport lease or road easement may be up to 99 years. The underlying revenue of infrastructure assets may be linked to inflation, sometimes directly through a regulatory framework or through concession agreements linking price growth to inflation.

         Based on the mix of the above-noted characteristics and risk factors, Infrastructure Assets can be broadly divided into four categories:

                    1. Assets that are natural or near-natural monopolies and are regulated in the level of revenue earned, the charges imposed, or the rate of returns allowed. Certain power and gas transmission, generation and distribution assets fall into this category, along with certain water/waste-water treatment facilities and incumbent local exchange carriers.

                    2. Assets that depend on a form of user payment for their main revenue source. Examples of assets that fall into this category include toll roads, airports, railways, ports and certain parking lots (e.g., airport related).

                    3. Assets that provide basic social services to the community, and include schools, hospitals and correction facilities. Depending on the arrangement with government and the regulator, if any, water/waste-water treatment facilities may also be included in this class.

                    4. Assets that compete in a market for the sale of a product or service and are therefore exposed to market risks (e.g., volatility of prices or competitive pressures). Certain electricity generation, solid waste disposal facilities, city and local carparks, and certain communication asset classes (e.g., fixed-base wireless transmission towers and broadband television cable) fall into this category, along with certain water/waste-water treatment facilities.

SENIOR LOANS

         The Fund may also use leverage through the issuance of preferred shares of beneficial interest, commercial paper or notes and/or borrowing in an aggregate amount up to 30% of the Fund's Total Assets after such issuance and/or borrowings. The Fund currently intends to invest the proceeds of the leverage in Infrastructure Senior Loans which will comprise the Senior Loan Component of the Fund's investment portfolio.

         Senior loans are typically arranged through private negotiations between a borrower ("Borrower" or "Issuer") and several lenders ("Lenders") represented in each case by one or more Lenders acting as agent of the several Lenders (the "Agent"). On behalf of the several Lenders, the Agent, which is frequently the entity that originates the senior loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the senior loan agreements that establish the relative terms, conditions and rights of the Borrower and the Lender (the "Loan Agreements"). The co-agents, on the other hand, are not responsible for administration of a senior loan, but are part of the initial group of Lenders that commit to providing funding for a senior loan once the Borrower and Agent negotiate and agree on material terms. In large transactions, it is common to have several Agents; however, one Agent typically has primary responsibility for documentation and administration of the senior loan. The Fund will not act as sole Agent in a transaction.

         Lenders generally rely on the Agent to collect their portion of the payments on the senior loan and to use appropriate creditor remedies against the Borrower. Typically under Loan Agreements, the Agent is given broad discretion in enforcing the Loan Agreement. The Borrower compensates the Agent for these services. Compensation may include special fees paid on structuring and funding the senior loan, and other fees paid on a continuing basis. The precise duties and rights of an Agent are defined in the Loan Agreement.

         Each Lender in a senior loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the Borrower. Generally, Loan Agreements will hold the Fund, as Agent, liable for any action taken or omitted constituting gross negligence or willful misconduct. In the event of a Borrower's default on a loan, the Loan Agreements generally provide that the Lenders do not have recourse against the Agent. Instead, Lenders will be required to look to the Borrower for recourse.

         Senior loans generally hold the most senior position in the capital structure of a business entity. Their secured position in a Borrower's capital structure typically provides the holder of a senior loan with the first right to cash flows and/or proceeds from the sale of collateral in the event of liquidation after default. In order of priority, senior loans are typically repaid before unsecured senior loans, unsecured senior bonds, subordinated debt, trade creditors, and preferred and common equity holders. However, these factors do not assure full payment of principal or interest, and delays or limitations may result in the event of bankruptcy.

         Senior loans are floating rate instruments which are issued at a fixed spread over some pre-defined base rate. The spread is set at the time the loan is originated, and is typically referenced to the London Inter-Bank Offered Rate ("LIBOR"), but also can be referenced to the rate on certificates of deposit or the prime rate. The spread at the time of origination of a loan is a function of several factors, including credit quality of the issuer, the structure of the individual deal, and the general market conditions at the time of the origination. As conditions change, the required spreads that market participants demand from a specific borrower or industry may change, and any such change could result in required spreads narrowing or widening for all corporate credits. It should be noted that since most corporate loans may be pre-paid at par without penalty, should general market spreads narrow, there is a high probability that the Borrower would choose to refinance at a lower spread. Should an existing loan be refinanced at a lower rate, or should there be a decrease in credit spreads in the corporate loan market in general or for a particular industry, it is expected there will be a decrease in portfolio income and a decrease in overall portfolio return. Senior loans also may incorporate pre-determined "step-ups" where the spread increases by some specified amount if the credit quality of the issuer deteriorates and "step-downs" where the spread increases if the credit quality of the borrower improves. Should credit quality decline, and the step-up be triggered, the coupon income associated with loans to this borrower will increase. Similarly, should a Borrower's credit quality improve and the step-down become operative, investor income will decrease due to the decrease in income associated with that particular borrower.

         Senior loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior loans usually include restrictive covenants which must be maintained by the Borrower. A breach of a covenant, which is not waived by the Agent, is normally an event of acceleration, i.e., the Agent has the right to call the outstanding senior loan. These covenants, in addition to the timely payment of interest and principal, may include restrictions on dividend payments, and usually state that a Borrower must maintain specific minimum financial ratios, as well as establishing limits on total debt. In addition, senior loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the senior loan in an order of maturity described in the loan documents. Under certain interests in Infrastructure Senior Loans, the Fund may have an obligation to make additional loans upon demand by the Borrower. The Fund intends to reserve against contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover the obligations.

         The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding Infrastructure Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, assignment fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a senior loan as compensation for the initiation of the transaction. An assignment fee may be paid when a senior loan is assigned to another party. A non-use fee is paid based upon the amount committed but not used typically under a revolving credit facility, which may be issued coincident to the senior loan. Facility fees are on-going annual fees paid in connection with a senior loan. Letter of credit fees are paid if a senior loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until senior loan closing if for an extended period. The fees are negotiated at the time of transaction.

         In order to allow national banks to purchase shares of the Fund for their own accounts without limitation, the Fund intends to invest in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of the U.S. Code Title 12. National banks which are contemplating purchasing shares of the Fund for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to these purchases.

         Lending Fees. In the process of buying, selling and holding senior loans, the Fund may receive certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a senior loan it may receive a facility fee. When it sells a senior loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a senior loan by a Borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

         Borrower Covenants. A Borrower must comply with any covenants contained in a Loan Agreement. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to equity holders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the senior loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and generally includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Lenders directly, as the case may be, has the right to call the outstanding senior loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a senior loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a senior loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

         Administration of Senior Loans. The Agent typically administers the terms of the Loan Agreement. In these cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the senior loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the senior loan usually does, but is often not obligated to, notify holders of senior loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the senior loan, may give the Borrower an opportunity to provide additional collateral, or may seek other protection for the benefit of the holders of the senior loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement. Compensation may include special fees paid upon structuring and funding the senior loan and other fees paid on a continuing basis.

         Prepayments. Senior loans may require, in addition to scheduled payments of interest and principal, the prepayment of the senior loan from free cash flow or asset sales. The degree to which Borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by, among other factors, general business conditions, the financial condition of the Borrower and competitive conditions among Lenders. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. Prepayments generally should not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other senior loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

         Other Information Regarding Infrastructure Senior Loans. The Fund's investments in Infrastructure Senior Loans may also take one of several forms including: purchasing an assignment of a portion of an Infrastructure Senior Loan from a third party, or acquiring a participation in an Infrastructure Senior Loan. When the Fund acquires a participation in, or an assignment of, an Infrastructure Senior Loan, it may pay a fee to, or forego a portion of interest payments from, the Lender selling the participation or assignment. The Fund will act as Lender, or purchase an assignment or participation, with respect to an Infrastructure Senior Loan only if the Agent is determined by the Sub-Adviser to be creditworthy.

         Except for rating agency guidelines imposed on the Fund's portfolio while it has outstanding Preferred Shares, there is no minimum rating or other independent evaluation of a Borrower limiting the Fund's investments and most Infrastructure Senior Loans that the Fund may acquire, if rated, will be rated lower grade, meaning below investment grade quality. See "Risks--Credit Risk" in the Fund's Prospectus.

         Assignments. When the Fund is a purchaser of an assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning Lender.

         Participations. The Fund may also invest in participations in Infrastructure Senior Loans. The rights of the Fund when it acquires a participation are likely to be more limited than the rights of an original Lender or an investor who acquired an assignment. Participation by the Fund in a Lender's portion of an Infrastructure Senior Loan typically means that the Fund has a contractual relationship only with the Lender, not with the Borrower. This means that the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of payments from the Borrower.

         With a participation, the Fund will have no rights to enforce compliance by the Borrower with the terms of the loan agreement or any rights with respect to any funds acquired by other Lenders through set-off against the Borrower. In addition, the Fund may not directly benefit from the collateral supporting the Infrastructure Senior Loan because it may be treated as a general creditor of the Lender instead of the Borrower. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is the original Lender or holds an assignment. This means the Fund must assume the credit risk of both the Borrower and the Lender selling the participation.

         The Fund may acquire interests in Infrastructure Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund also may invest in Infrastructure Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

         To the extent that collateral consists of the equity of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this equity will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Infrastructure Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Infrastructure Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Infrastructure Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that the guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the equity of a related company, which may not legally be pledged to secure an Infrastructure Senior Loan. On occasions when the equity cannot be pledged, the Infrastructure Senior Loan will be temporarily unsecured until the equity can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Infrastructure Senior Loan. However, the Borrower's ability to dispose of the securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Infrastructure Senior Loans.

         If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Infrastructure Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Infrastructure Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Infrastructure Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Infrastructure Senior Loan.

CORPORATE BONDS

         Corporate bonds generally are used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. Certain corporate bonds are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis. Thus, the Fund may have to sell other investments, even when it may not be advisable to do so, to make income distributions to the holders of its shares ("Shareholders").

NON-INVESTMENT GRADE INSTRUMENTS

         It is anticipated that at least 80% of the Senior Loan Component will be invested in non-investment grade debt instruments, although from time to time all of the Senior Loan Component may be invested in such non-investment grade debt instruments. In addition to the Senior Loan Component, the Fund may invest up to 100% of the Core Component in equity securities, securities and instruments with equity characteristics, hybrid securities, non-convertible preferred securities, convertible securities or debt securities or instruments rated non-investment grade by recognized statistical rating agencies or unrated securities of comparable quality. These non-investment grade instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's Investor Services, Inc. ("Moody's"), CC or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or comparably rated by another nationally recognized statistical rating organization ("NRSRO"). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of non-investment grade instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers generally are more vulnerable to financial setbacks and recessions than more creditworthy issuers which may impair their ability to make interest and principal payments. Non-investment grade instruments tend to be less liquid than higher grade securities.

         Investing in non-investment grade instruments involves additional risks than investment-grade securities. Non-investment grade instruments are securities rated Ba1 or lower by Moody's or BB+ or lower by Standard & Poor's, or comparably rated by any other NRSRO or considered to be of comparable credit quality. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from lower grade or comparable securities and those derived from higher rated issues, the Fund may invest in higher rated securities which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding securities, which would decrease the Fund's return, if issuers redeem their non-investment grade instruments at a higher than expected rate. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on securities rated Ba1 or lower or BB+ or lower than is the case with higher grade securities.

         The Fund will normally invest in securities rated below B by both Moody's and Standard & Poor's (or comparably rated by another NRSRO) only if it is determined that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by the lower ratings. Non-investment grade instruments tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of the securities may not have been as strong as that of other issuers. Since non-investment grade instruments generally involve greater risk of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in non-investment grade instruments. Investment in these securities is a long-term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long-term. See "Non-Investment Grade Instrument Risk" below.

         Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. In addition, the prices of securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of securities subsequent to their acquisition will not necessarily affect cash income from such securities but will be reflected in the Fund's net asset value ("NAV").

         The Adviser and the Sub-Advisers will perform their own investment analysis and rating assignment, and will not rely principally on the ratings assigned by the rating services, although these ratings will be considered. A description of corporate bond ratings is contained in Appendix A to this Statement of Additional Information. Ratings of securities represent the rating agencies' opinions regarding the credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the financial history, the financial condition, the prospects and the management of an issuer, among other things, also will be considered in selecting securities for the Fund's portfolio. Since some issuers do not seek ratings for their securities, non-rated securities will be considered for investment by the Fund only when it is determined that the financial condition of the issuers of the securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

NON-INVESTMENT GRADE INSTRUMENT RISK

         Infrastructure Senior Loans and other non-investment grade securities and debt instruments are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower grade or similar unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Both credit risk and market risk will be considered in making investment decisions for the Fund. Where the Fund invests in non-investment grade instruments, the achievement of its investment objective may be more dependent on the Fund's own credit analysis and rating assignment than if it had invested in higher quality securities.

         Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for non-investment grade instruments, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for non-investment grade instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if the securities were widely traded. Prices realized upon the sale of non-investment grade instruments, under these circumstances, may be less than the prices used in calculating the Fund's NAV. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value non-investment grade instruments than more highly rated securities.

         In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

         Since investors generally perceive that there are greater risks associated with the non-investment grade instruments of the type in which the Fund may invest, the yields and prices of these securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the senior loan market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality senior loan securities which, as a general rule, fluctuate in response to the general level of interest rates.

         Lower grade or unrated securities also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.

UNLISTED, RESTRICTED AND ILLIQUID SECURITIES

         The Fund may invest without limit in illiquid securities. Most of the Infrastructure Senior Loans in which the Fund will invest will be, at times, illiquid. In addition, although not a primary focus of the Fund, up to 25% of the Fund's Core Component may be invested in unlisted securities and instruments of Infrastructure Issuers, and as such securities and instruments are generally not able to be publicly traded, they may be illiquid for some or all of the time they are held by the Fund. Illiquid securities also include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside the United States. The Sub-Advisers will monitor the liquidity of restricted securities under the supervision of the trustees of the Fund (the "Trustees"). Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

         Historically, illiquid securities in the United States have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market ("Direct Placement Securities"). Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, non-U.S. securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Non-U.S. markets may be more or less liquid depending on the market and the type of security or instrument.

PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

         The Fund may invest the Senior Loan Component in pay-in-kind and deferred payment instruments only if the Fund receives the instruments in connection with owning Infrastructure Senior Loans of an issuer. Pay-in-kind instruments are instruments that have interest payable by delivery of additional instruments. Upon maturity, the holder is entitled to receive the aggregate par value of the instruments. Deferred payment instruments are instruments that pay no or a reduced rate of interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of certain of these types of instruments may be deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The Fund may have to accrue income with respect to these instruments for federal income tax and accounting purposes prior to the receipt of cash payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate mitigates the risk of being unable to invest distributions at a rate as high as the implicit yield on the deferred payment portion of bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these instruments may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable instruments which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but may also require a higher rate of return to attract investors who are willing to defer receipt of cash. Pay-in-kind and deferred payment instruments may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated instruments paying cash interest at regular intervals. The Fund may also buy senior loans that provide for the payment of additional income, if certain operational benchmarks are achieved by the Borrower, that is to be paid on a deferred basis at an uncertain future date.

PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES RISKS

         In addition to the above described risks, there are certain other risks related to investing in pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for the securities may become even less liquid. In addition, as these securities may not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Fund's exposure to these securities.

CREDIT DEFAULT SWAP TRANSACTIONS

         The Fund may invest up to 5% of the Senior Loan Component in credit default swap transactions (as measured by the notional amounts of the swaps), including credit-linked notes (described below) for hedging and investment purposes. However, given the current state of developments in the market, Four Corners has no present intention to utilize such instruments. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

         The Fund may also invest the Senior Loan Component in credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

CREDIT-LINKED NOTES

         The Fund may invest the Senior Loan Component in credit-linked notes. Credit-linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit-linked note is that the buyer of a credit-linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate, and a return of principal at the maturity date.

         Credit-linked notes are subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value security and the current value of the defaulted security.

         Credit-linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.

         The market for credit-linked notes is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked notes. In certain cases, a market price for a credit-linked note may not be available. The collateral for a credit-linked note is one or more credit default swaps, which, as described above, are subject to additional risk.

STRUCTURED NOTES AND RELATED INSTRUMENTS

         The Fund may invest up to 5% of the Senior Loan Component in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded" index), such as selected securities or debt investments, an index of such, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. However, given the current state of developments in the market, Four Corners has no present intention to utilize such instruments. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

NEW FINANCIAL INSTRUMENTS

         New financial products continue to be developed and the Fund may invest in any product that may be developed to the extent the investment in such product is consistent with its investment objective, the Fund's policies and procedures, and the regulatory and federal tax requirements applicable to investment companies.

INTEREST RATE AND OTHER HEDGING TRANSACTIONS

         It is the current intention of the Fund not to enter into hedging transactions. However, the Fund may enter into various interest rate hedging and risk management transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund also may enter into these transactions to seek or to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Infrastructure Senior Loan in its portfolio with an interest rate redetermination period of one-year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one-year for an obligation to make payments that re-adjust monthly.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

         In circumstances in which the Sub-Advisers anticipate that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of the floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Advisers' ability to predict correctly the direction and extent of movements in interest rates.

         Although the Fund believes that use of the hedging and risk management techniques described above should benefit the Fund if utilized, if the Sub-Advisers' judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

         Because these hedging transactions are entered into for good-faith risk management purposes, the Sub-Advisers and the Fund believe these obligations do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated. If the Fund enters into a swap on other than a net basis, the Fund will segregate the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. There can be no assurance that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Advisers believe are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         The Fund may also engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Fund is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Fund is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure, if any, will be attained through the use of derivatives described above and through credit default swap transactions and credit linked securities.

EQUITY SECURITIES RISK

         An investment in the Fund should be made with an understanding of the risks which an investment in equity securities such as common stocks, preferred securities, convertible securities hybrid securities such as stapled securities and various income trust units, entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of equity markets may worsen and the value of the equity securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in the Fund is not predictive of their future performance. Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust Fund Advisors, MIFA and Four Corners (the "Fund Advisers") cannot predict the direction or scope of any of these factors. Stakeholders of equity securities have rights to receive payments from the issuers of those equity securities that are generally subordinate to those of creditors of, or holders of debt obligations or preferred securities of, such issuers. Stakeholders of equity securities of the type held by the Fund have a right to receive distributions only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. Equity securities do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred securities will create prior claims for payment of principal, interest and distributions which could adversely affect the ability and inclination of the issuer to declare or pay distributions on its equity securities or the rights of holders of equity securities with respect to assets of the issuer upon liquidation or bankruptcy. The value of equity securities is subject to market fluctuations for as long as the equity securities remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay distributions) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.

         Holders of equity securities incur more risk than holders of preferred securities and debt obligations because equity stakeholders, as owners of the entity, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred securities issued by, the issuer. Cumulative preferred securities distributions must be paid before equity distributions and any cumulative preferred securities distributions omitted are added to future distributions payable to the holders of cumulative preferred securities. Preferred equity holders are also generally entitled to rights on liquidation that are senior to those of common equity holders.

         None of First Trust Advisors, MIFA or Four Corners shall be liable in any way for any default, failure or defect in any security held in the Fund's portfolio.

PREFERRED SECURITIES RISK

         Preferred securities and hybrid securities also represent an equity ownership in an issuer. Generally, preferred securities and hybrids have a priority of claim over common equity securities in distribution payments and upon liquidation of the issuer. Unlike common equity securities, preferred securities do not usually have voting rights. Preferred securities in some instances are convertible into common securities

         Although they are equity securities, preferred securities have certain characteristics of both debt securities and common equity. They are debt-like in that their promised income is contractually fixed. They are common equity-like in that they may not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

         In order to be payable, dividends on preferred securities must be declared by the issuer's board of directors. In addition, distributions on preferred securities may be subject to deferral and thus may not be automatically payable. Income payments on some preferred securities are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. Other preferred securities are non-cumulative, meaning that skipped dividends and distributions do not accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred securities.

         Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred securities may be affected by favorable and unfavorable changes impacting the issuer's industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates or the characterization of dividends as tax-advantaged.

         Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred securities, generally after an initial period of call protection in which the securities are not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred securities may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

         Taxable preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

CONVERTIBLE SECURITY RISK

         Convertible securities are bonds, debentures, notes, preferred securities, hybrids, stapled securities, income unit trusts or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common equity (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common equities. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities may specify an interest rate or rates that are conditional upon changes to the market price of the underlying common equity. Convertible securities also may be issued in zero coupon form with an original issue discount. Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common equity and, therefore, will also react to the variations in the general market for common equity. Depending upon the relationship of the conversion price to the market value of the underlying common equity, a convertible security may trade more like common equity than a debt instrument.

         Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common equity or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

         A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common equity in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common equity, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common equity. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders may recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "Additional Information About the Fund's Investments and Investment Risks."

         Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common equity. The common equity underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common equity. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common equity that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common equity, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

         If, because of a low price of the common equity, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common equity while holding a fixed-income security.

         Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common equity, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with investing in mandatory convertible securities most closely resemble the risks inherent in common equity. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common equity risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

OVER-THE-COUNTER MARKET RISK

         The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

LEGISLATION RISK

         At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.

LIQUIDITY RISK

         The existence of a liquid trading market for the assets held by the Fund may depend on whether dealers will make a market in the assets. There can be no assurance that a market will be made for such assets, that any market for the assets will be maintained or that there will be sufficient liquidity of the assets in any markets made. Furthermore, certain public securities, particularly securities of smaller capitalized or less seasoned issuers, may from time to time lack an active secondary market and may be subject to more abrupt or erratic price movements than larger, more established companies or securities market averages in general. In the absence of an active trading market, the Fund's ability to sell such assets at a fair price may be impaired or delayed and the value of the Fund may be adversely affected.

TAX RISK

         No assurances can be given what percentage of the distributions paid on the Common Shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. Under current law, qualified dividend income and long-term capital gains are taxed to non-corporate investors at a maximum federal income tax rate of 15%. This tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time, and is currently scheduled to expire for tax years beginning after December 31, 2008. See "Tax Matters."


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES

         General Description of Hedging Strategies. It is the current intention of the Fund not to enter into hedging transactions other than in regard to the Fund's exposure to dividends received or receivable in non-US. currencies. The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale. Such hedging transactions are commonly referred to as "anticipatory hedges." These anticipatory hedges are expected to be entered into only in limited circumstances and are not a principal strategy of the Fund. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, stock-related futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), non-U.S. currency forward contracts, swap agreements and related instruments. The Fund will use derivatives or other transactions described in this paragraph solely for non-speculative purposes.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

         General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

         Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

         Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

         Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         Futures Contracts. The Fund may enter into securities-related Futures Contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

         Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

         An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

         Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

         Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

         As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Future Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily NAV, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, Futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

         In addition to the foregoing, imperfect correlation between the Futures Contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

         In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10-, 20- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

         A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

         Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

         Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly a Sub-Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the advisor's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                   (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust Advisors reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Advisers' ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Advisers' judgment in this respect with be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

NON-U.S. HEDGING INSTRUMENTS

         Non-U.S. Currency Transactions. While the Fund does not currently intend to enter into arrangements to reduce its exposure to non-U.S. currencies (other than those necessary to permit the conversion of non-U.S. dividends to U.S. dollars), the Fund has the ability to engage in non-U.S. currency forward contracts, options, and futures transactions. The Fund would enter into non-U.S. currency transactions for hedging and other permissible risk management purposes only. Non-U.S. currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Fund may segregate assets to cover its futures contracts obligations.

         Forward Non-U.S. Currency Exchange Contracts. The Fund does not currently intend to reduce or hedge its currency risk other than to permit the conversion of non-U.S. dividends to U.S. dollars. The Fund may, however, in the future enter into forward currency exchange contracts. Forward non-U.S. currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The Fund believes that it is important to have the flexibility to enter into forward non-U.S. currency exchange contracts whenever a Sub-Adviser determines that it is in the Fund's best interest to do so. The Fund will not speculate in non-U.S. currency exchange.

         The Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of non-U.S. currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that a Sub-Adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward non-U.S. currency exchange contract with a term longer than one year.

         Non-U.S. Currency Options. A non-U.S. currency option provides the option buyer with the right to buy or sell a stated amount of non-U.S. currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

         A call option on non-U.S. currency generally rises in value if the underlying currency appreciates in value, and a put option on a non-U.S. currency generally rises in value if the underlying currency depreciates in value. Although purchasing a non-U.S. currency option can protect the Fund against an adverse movement in the value of a non-U.S. currency, the option will not limit the movement in the value of such currency. For example, if the Fund held securities denominated in a non-U.S. currency that was appreciating and had purchased a non-U.S. currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund entered into a contract to purchase a security denominated in non-U.S. currency and, in conjunction with that purchase, purchased a non-U.S. currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of non-U.S. currency needed for settlement.

         Special Risks Associated with Non-U.S. Currency Options. Buyers and sellers of non-U.S. currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with non-U.S. currency options. The Fund's ability to establish and close out positions on such options would be subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of a Sub-Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

         In addition, options on non-U.S. currencies are affected by those factors that influence non-U.S. exchange rates and investments generally. The value of a non-U.S. currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a non-U.S. security. Because non-U.S. currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of non-U.S. currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots.

         No assurances can be given that a systematic reporting of last sale information for non-U.S. currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis will exist. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in non-U.S. currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         Non-U.S. Currency Futures Transactions. By using non-U.S. currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward non-U.S. currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward non-U.S. currency exchange contracts.

         Special Risks Associated with Non-U.S. Currency Futures Contracts and Related Options. Buyers and sellers of non-U.S. currency futures contacts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with non-U.S. currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

         Options on non-U.S. currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on non-U.S. currency futures contracts unless and until, in the opinion of a Sub-Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying non-U.S. currency futures contracts. Compared to the purchase or sale of non-U.S. currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

SWAP AGREEMENTS

         Although it is not the Fund's current intention, for hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

         Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

         Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

         A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

NON-U.S. INVESTMENTS

         The Fund may invest up to 100% of the Fund's Total Assets in the securities and instruments of issuers located in jurisdictions other than the United States and such securities may be denominated in currencies other than the U.S. dollar.

         Direct Non-U.S. Investment. The Fund will invest in the securities of non-U.S. issuers. The Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities, or instrumentalities. The Fund may also purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank, and the European Investment Bank. In addition, the Fund may purchase debt obligations of non-U.S. corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers), and Euro bonds (bonds not issued in the country (and possibly not the currency of the country) of the issuer).

         Indirect Non-U.S. Investment--Depositary Receipts. The Fund may invest in non-U.S. securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent, except that ADRs shall be treated as indirect non-U.S. investments. Thus, an ADR representing ownership of common stock will be treated as common stock. ADRs do not eliminate all the risks associated with directly investing in the securities of non-U.S. issuers.

         Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

         Sovereign Debt Risk. The government entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrears on their debt. The commitment on the part of these governments, agencies and others to make disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of the debtor's obligations. Failure to implement such reforms, achieve the levels of economic performance, repay principal or pay interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of the debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Investors should understand and consider carefully the risks involved in investing in non-U.S. issuers. Transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal, social and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in non-U.S. markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., (v) lower trading volume and liquidity,
(vi) potential adverse effects of fluctuations in currency exchange rates or the imposition of currency exchange controls, (vii) the possible seizure, expropriation or nationalization of the company or its assets, (viii) withholding and other non-U.S., and (ix) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of non-U.S. currency exchanges or otherwise. These risks are more pronounced to the extent the Fund invests a significant amount of its investments in issuers located in one region.

         Currency Risks. The Fund intends to invest up to 100% of the Core Component in non-U.S. securities. Accordingly, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the non-U.S. currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value relative to a non-U.S. currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars. On the other hand, when the value of the U.S. dollar falls relative to a non-U.S. currency, the Fund's investments denominated in that currency will tend to increase in value because that currency is worth more U.S. dollars. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund will seek to value its assets daily in U.S. dollars, the Fund may not convert its holdings of non-U.S. currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which the Fund buys and sells currencies. The Fund may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. The Fund will conduct its non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Fund Advisers, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The applicable Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

         Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisers' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading will be undertaken as determined by the Fund's Sub-Advisers. There are no limits on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters" in the Fund's Prospectus and in this Statement of Additional Information.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement and Sub-Advisory Agreements, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the Trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the Trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund identified as such. The mailing address of the officers and Trustees, unless otherwise noted, is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                                                  TERM OF OFFICE                              COMPLEX              OTHER
                                                  AND YEAR FIRST                              OVERSEEN BY          TRUSTEESHIPS
                              POSITION AND        ELECTED OR      PRINCIPAL OCCUPATIONS       TRUSTEE OR           HELD BY
NAME, ADDRESS AND AGE         OFFICES WITH FUND   APPOINTED       DURING PAST 5 YEARS         OFFICER              TRUSTEE

Trustee who is an
Interested Person of the
Fund
------------------------
James A. Bowen(1)*            President,          o One Year(2)   President, First Trust      14 Portfolios        None
D.O.B.: 09/55                 Chairman of the                     Portfolios and First
                              Board, Chief        o 2003          Trust Advisors; Chairman
                              Executive Officer                   of the Board of
                              and Trustee                         Directors, Bond Wave, LLC

Trustees who are not
Interested Persons of the
Fund
------------------------
Richard E. Erickson           Trustee             o One Year(2)   Physician,                  14 Portfolios        None
327 Gundersen Drive                                               Sportsmed/Wheaton
Carol Stream, IL 60188                            o 2003          Orthopedics
D.O.B.: 04/51

Niel B. Nielson               Trustee             o One Year(2)   President (2002 to          14 Portfolios        Director of
1117 Mountain Terrace                                             Present), Covenant                               Good News
Lookout Mountain, GA 30750                        o 2003          College; Pastor (1997 to                         Publishers
D.O.B.: 03/54                                                     2002), College Church in                         - Crossway
                                                                  Wheaton                                          Books; Covenant
                                                                                                                   Transport Inc.

Thomas R. Kadlec              Trustee             o One Year(2)   Vice President, Chief       3 Portfolios         None
26W110 Sandpiper Court                                            Financial Officer (1990
Wheaton, IL  60188-4541                           o 2003          to Present), ADM Investor
D.O.B.: 11/57                                                     Services, Inc. (Futures
                                                                  Commission Merchant);
                                                                  Registered Representative
                                                                  (2000 to Present),
                                                                  Segerdahl & Company,
                                                                  Inc., an NASD member
                                                                  (Broker-Dealer)

David M. Oster                Trustee             o One Year(2)   Trader (Self-Employed)      3 Portfolios         None
3N550 Wildflower Lane                                             (1987 to Present)
West Chicago, IL 60185                            o 2003          (Options Trading and
D.O.B.: 03/64                                                     Market Making)


                                      -41-




Officers of the Fund

Mark R. Bradley               Treasurer,          o Indefinite    Chief Financial Officer,    14 Portfolios        N/A
D.O.B.: 11/57                 Controller, Chief     term          Managing Director, First
                              Financial Officer                   Trust Portfolios and
                              and Chief           o 2003          First Trust Advisors
                              Accounting Officer

Susan M. Brix                 Assistant Vice      o Indefinite    Representative, First       14 Portfolios        N/A
D.O.B.: 01/60                 President             term          Trust Portfolios;
                                                                  Assistant Portfolio
                                                  o 2003          Manager, First Trust
                                                                  Advisors

Robert F. Carey               Vice President      o Indefinite    Senior Vice President,      14 Portfolios        N/A
D.O.B.: 07/63                                       term          First Trust Portfolios
                                                                  and First Trust Advisors
                                                  o 2003


W. Scott Jardine              Secretary           o Indefinite    General Counsel, First      14 Portfolios        N/A
D.O.B.: 05/60                                       term          Trust Portfolios and
                                                                  First Trust Advisors
                                                  o 2003


Roger Testin                  Vice President      o Indefinite    Vice President (August      14 Portfolios        N/A
D.O.B.: 06/66                                       term          2001-Present), First
                                                                  Trust Advisors; Analyst
                                                  o 2003          (1998-2001), Dolan
                                                                  Capital Management
--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Mr. Bowen's officer positions with the Fund have an indefinite term.

         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee, and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration of Trust and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Oster are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois

60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder), (b) a full description of the proposed candidate's background, including their education, experience, current employment, and date of birth,
(c) names and addresses of at least three professional references for the candidate, (d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the 1940 Act, as amended, and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year.

         Messrs. Erickson, Nielson, Kadlec and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust Advisors with 11 portfolios. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund and First Trust/Four Corners Senior Floating Rate Income Fund, closed-end funds advised by First Trust Advisors. None of the Trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Fund, hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund and the First Trust Value Line(R) Dividend Fund as they hold with the Fund.

         The officers and Trustee who is an "interested person" as designated above serve without any compensation from the Fund. Trustees who are not interested persons of the Fund ("Independent Trustees") receive a $10,000 annual retainer for serving as trustee of the Fund, $1,000 per meeting fee for their attendance (in-person or through electronic means), $500 for attendance in-person or through electronic means at a committee meeting and are reimbursed for expenses incurred as a result of attendance at meetings of the Trustees. The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the Independent Trustees and estimated total compensation to be paid to each of the Independent Trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans.

                                                        ESTIMATED TOTAL
                                                        COMPENSATION
                         ESTIMATED AGGREGATE            FROM FUND AND
 NAME OF TRUSTEE         COMPENSATION FROM FUND (1)     FUND COMPLEX(2)
 Richard E. Erickson           $13,000                      $73,500
 Thomas R. Kadlec              $13,000                      $73,500
 Niel B. Nielson               $13,000                      $73,500
 David M. Oster                $13,000                      $52,000
--------------------
(1) The compensation estimated to be paid by the Fund to the Independent Trustees for the first full fiscal year for services to the Fund.
(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from the Fund and Fund Complex for a full calendar year is based on estimated compensation to be paid to these Trustees for a full calendar year for services as Trustees to the First Defined Portfolio Fund, LLC, an open-end fund (with 11 portfolios) advised by First Trust Advisors plus estimated compensation to be paid to these Trustees by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund and the Fund for a full calendar year. Mr. Oster is currently not a Trustee of the First Defined Portfolio Fund, LLC. Accordingly, his estimated total compensation is based on the estimated compensation to be paid by the First Trust Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund and the Fund for a full calendar year.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. The Shareholders of the Fund will elect trustees at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds in the First Trust Fund Complex as of December 31, 2003:

                                             AGGREGATE DOLLAR RANGE OF
                                             EQUITY SECURITIES IN
                     DOLLAR RANGE OF         ALL REGISTERED INVESTMENT COMPANIES
                     EQUITY SECURITIES       OVERSEEN BY TRUSTEE IN
TRUSTEE              IN THE FUND             FIRST TRUST FUND COMPLEX
Mr. Bowen               None                    $10,001  -  $ 50,000
Mr. Erickson            None                    $     1  -  $ 10,000
Mr. Kadlec              None                    $50,001  -  $100,000
Mr. Nielson             None                    $     1  -  $ 10,000
Mr. Oster               None                    $10,001  -  $ 50,000

         As of December 31, 2003, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

         As of March 22, 2004, First Trust Portfolios L.P. owned both beneficially and of record all of the Common Shares of the Fund.

                               INVESTMENT ADVISER

         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Advisers and provides the Fund with certain other services necessary with the management of the Portfolio.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or subadviser to approximately 8 mutual funds and three closed-end funds and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $48 billion in First Trust Portfolios unit investment trusts have been deposited.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. Provisions regarding expense limitations are described in the Prospectus. See "Summary of Fund Expenses" and "Management of the Fund -- Investment Management Agreement and Other Agreements with the Adviser and Sub-Advisers" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors and the Sub-Advisers, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, sub-licensing fee, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         On February 19, 2004, the Trustees of the Fund met with members of the Fund Advisers to consider, among other things, the possible approval of the Investment Management Agreement between the Fund and First Trust Advisors and the Sub-Advisory Agreements between the Adviser, the Sub-Advisers and the Fund. Prior to the meeting, the Independent Trustees received a memorandum describing their legal obligations and duties relating to the approval of an investment advisory contract, including the duties of the Trustees under the 1940 Act and the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of the Adviser; the standards used in determining whether boards of trustees have fulfilled their duties; and various factors to be considered by the Trustees in voting on whether to approve advisory agreements. In evaluating the Investment Management Agreement and the Sub-Advisory Agreements, the Independent Trustees met with their legal counsel privately (outside the presence of the interested Trustee and any officers of the Fund Advisers) to discuss their responsibilities and obligations with respect to the Investment Management Agreement and Sub-Advisory Agreements and to review the matters contained in the above-referenced memorandum.

         In evaluating the Investment Management Agreement and the Sub-Advisory Agreements, the Board reviewed the Independent Trustees' role in approving the advisory contracts under the 1940 Act. In evaluating the Investment Management Agreement and each Sub-Advisory Agreement, the Trustees considered narrative information concerning, among other things, the nature of the services to be provided by the respective adviser or sub-adviser, the fees to be paid to the respective adviser and each sub-adviser and the experience, resources and staffing of the respective adviser and sub-adviser. More specifically, as First Trust Advisors already serves as investment adviser on various funds in the First Trust complex, the Trustees are already well aware of and considered its personnel, staffing, experience, investment philosophy and fees paid by other clients. In evaluating the Investment Management Agreement, the Trustees considered the supervisory services to be provided by First Trust Advisors, as the investment adviser, the resources available to fulfill such function and the fees to be paid to First Trust Advisors (as well as fees paid by other funds).

         In evaluating the Sub-Advisory Agreement with MIFA, the Trustees met with the relevant investment personnel from MIFA and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement, its investment philosophy and process. The Trustees received and reviewed written materials regarding MIFA's organizational structure, MIFA's and its affiliates experience with the infrastructure asset class, and resources available to MIFA. The Trustees considered the nature of the services provided by MIFA as well as the fee to be paid, including, in particular, a supplemental portfolio management fee to be paid on fund assets invested in certain unlisted securities. In this regard, to the extent MIFA invests a portion of the Core Component in unlisted securities (i.e., Core Unlisted Instruments), MIFA is entitled to receive a supplemental fee of .60% of that portion of the Fund's Total Assets in Core Unlisted Instruments; provided, however, that in no event will the Core Unlisted portion be deemed to exceed, for purposes of calculated this supplemental fee, 25% of the Core Component. In evaluating this supplemental fee, the Trustees considered narrative information concerning the additional costs associated with transactions in these securities, the increased complexity in managing these assets as well as fees MIFA or its affiliates receive from other clients (including funds) in managing these types of assets. In addition, under the fee arrangement with MIFA, if Total Assets are more than $250 million, MIFA would receive an additional fee at the annual rate of .05% multiplied by that portion of the Total Assets over $250 million. In evaluating this arrangement, the Trustees considered, among other things, the facts that the overall advisory fee paid by the Fund would not increase (as the fee to First Trust Advisors would correspondingly decrease), the allocation of the fees between the Adviser and MIFA was the product of arms length negotiations between the parties, the nature of services provided by First Trust Advisors compared to MIFA (and corresponding responsibilities associated with increased assets) and the level of the advisory and sub-advisory fees.

         In evaluating the Sub-Advisory Agreement with Four Corners, the Trustees similarly considered the nature of services to be provided and the fees to be paid. As Four Corners already served as a sub-adviser to a fund in the First Trust complex, the Trustees were familiar with and considered its experience and skill with the senior loan asset class, its personnel, resources, investment personnel, investment philosophy and process and fees received for similar services. The Trustees also considered the level of complexity required in managing this asset class. In considering the overall advisory arrangement, the Trustees also received and reviewed written information regarding advisory fees paid by other analogous closed-end funds and their respective expense ratios. In light of the foregoing, the Trustees concluded that the arrangements with the Adviser and each Sub-Adviser, including the level of fees, were reasonable. The Trustees did not identify any single factor discussed above as all-important or controlling.

         The Board of Trustees, including a majority of the Independent Trustees of the Fund, and the sole shareholder of the Fund, each approved the Investment Management Agreement and each Sub-Advisory Agreement. The Trustees further ratified the Investment Management Agreement and each Sub-Advisory Agreement at a meeting held on March 8, 2004. The Independent Trustees have determined that the terms of the Fund's Investment Management Agreement and the Sub-Advisory

Agreements are fair and reasonable and that the agreements are in the Fund's best interests. The Independent Trustees believe that the Investment Management Agreement and the Sub-Advisory Agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders.

CODE OF ETHICS

         The Fund, the Adviser and each Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to MIFA, with respect to the Core Component, and to the Adviser, with respect to the Senior Loan Component. MIFA, as to the Core Component, and the Adviser, as to the Senior Loan Component, have engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to MIFA or the Adviser, as the case may be, on the voting of proxies relating to securities held by the Fund. ISS provides voting recommendations based upon established guidelines and practices. MIFA and the Adviser review ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, MIFA or the Adviser may not vote in accordance with the ISS recommendations when it believes that specific ISS recommendations are not in the best economic interest of the Fund. If MIFA or the Adviser manages the assets of a company or its pension plan and any of MIFA's or the Adviser's clients hold any securities in that company, MIFA or the Adviser will vote proxies relating to that company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests MIFA or the Adviser to follow specific voting guidelines or additional guidelines, MIFA or the Adviser will review the request and inform the client only if MIFA or the Adviser is not able to follow the client's request.

         MIFA and the Adviser have each also adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on MIFA's and the Adviser's general voting policies.

         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 988-5891 or by accessing the SEC's website at http://www.sec.gov.


                                  SUB-ADVISERS

         Macquarie Infrastructure Fund Adviser, LLC, 600 5th Avenue, 21st Floor, New York, New York 10020, serves as the Fund's investment sub-adviser with respect to the Core Component of the Fund. In this capacity, MIFA is responsible for the selection and on-going monitoring of the Core Infrastructure Securities in the Fund's investment portfolio.

         MIFA is a Delaware limited liability company founded in January 2004, and is registered under the Investment Advisers Act of 1940. MIMU - Macquarie Infrastructure Management (USA) Inc. - is the sole member of MIFA. MIMU is wholly-owned by Macquarie Bank Limited ("MBL") through a subsidiary. MIFA has not previously served as an investment adviser or sub-adviser.

         MBL together with its associated entities worldwide ("Macquarie Group") is a diversified international provider of financial and investment banking services, with over 5,700 staff in 21 countries. The Macquarie Group's Infrastructure and Specialized Funds Division ("Macquarie's ISF Division") manages, directly or indirectly, approximately $11 billion of Infrastructure Assets (based on the most recent audited gross assets of each fund managed by Macquarie's ISF Division as reflected in MBL's September 30, 2003 semi-annual public filings). As of September 30, 2003, the Macquarie Group had over $38 billion in assets under management. Twelve investment vehicles managed by the Macquarie Group are listed on the Australian Stock Exchange, and have a total capitalization of approximately $12.2 billion as of December 31, 2003.

         Four Corners Capital Management, LLC acts as investment sub-adviser to the Fund with respect to the Senior Loan Component of the Fund. Its address is 515 South Flower Street, Suite 4310, Los Angeles, California 90071. Four Corners is 66.67% owned by Macquarie Group through a subsidiary and 33.33% by its senior management.

         For more complete information about the Sub-Advisers and additional information regarding the management services performed by the Sub-Advisers, see "Management of the Fund" in the Fund's Prospectus.

         The Sub-Advisers, subject to the Trustees' and the Adviser's supervision, provide the Fund with discretionary investment services. Specifically, the Sub-Advisers are responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and publicly described. The Sub-Advisers further agree to conform to all applicable laws and regulations of the SEC in all material respects and to conduct its activities under the respective Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of their duties, the

Sub-Advisers will satisfy their fiduciary duties to the Fund, will monitor the Fund's investments in the applicable portion of the Fund's assets, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. Each Sub-Adviser is responsible for effecting all security transactions for the applicable portion of the Fund's assets. The Sub-Advisory Agreements provide that each Sub-Adviser shall not be liable for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement to which it is a party, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

         Pursuant to the Sub-Advisory Agreements between the Adviser, the Sub-Advisers and the Fund, the Fund has agreed to pay for the services and facilities provided by the Sub-Advisers through sub-advisory fees, as set forth in the Fund's Prospectus.

         Each Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser. Pursuant to a separate agreement between the Sub-Advisers and First Trust Advisors, First Trust Advisors has agreed that if First Trust Advisors or the Fund terminates or fails to renew the Sub-Advisory Agreement with a Sub-Adviser other than for cause, First Trust Advisors will resign and will not agree to be reinstated as investment adviser to the Fund, which resignation shall be effective no later than 60 days following the effective date of the Sub-Adviser's termination.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreements have been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, the applicable Sub-Adviser is responsible for decisions to buy and sell securities for the portion of the Fund under its management and for the placement of the applicable part of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Advisers to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Advisers and their advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Advisers consider, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Sub-Advisers and/or their affiliates. If approved by the Fund's Board of Trustees, the Sub-Advisers may select an affiliated broker-dealer to effect transactions in the Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In light of the above, in selecting brokers, the Sub-Advisers may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Advisers determine in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Advisers or the Fund. The Sub-Advisers believe that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to the Adviser under the Investment Management Agreement and to the Sub-Advisers under the applicable Sub-Advisory Agreements are not reduced as a result of receipt by the Adviser or the Sub-Advisers of research services.

         The Adviser and Sub-Advisers may place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Advisers in servicing all of their accounts; not all of such services may be used by the Sub-Advisers in connection with the Fund. The Sub-Advisers believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) they advise. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Advisers believe such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Advisers seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisers are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.


                                  DISTRIBUTIONS

         Net investment income of the Fund consists of all income (other than net capital gain) less all expenses of the Fund. Expenses are accrued each day. As described in the Fund's Prospectus, the Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least quarterly all, or substantially all, of its net investment income as dividends to shareholders. However, a portion of the dividends received by the Fund from Infrastructure Senior Loans, debt instruments and certain non-U.S. securities may be considered capital gain distributions and/or return of capital rather than dividends. Generally, distributions received by the Fund from Infrastructure Senior Loans, debt instruments and certain non-U.S. securities will not be considered "qualified dividend income" which is eligible for the reduced tax rate applicable to "qualified dividend income" and therefore it is possible that, depending upon the composition of the assets in the Fund's portfolio, a significant portion of the Fund's distributions will not constitute qualifying dividends eligible for the reduced tax rate. In addition, at least annually, the Fund also intends to distribute all, or substantially all, of any net capital gains to shareholders as capital gains dividends. The Board of Trustees may at its discretion in the future change the Fund's dividend policy. Unless a Shareholder elects to receive cash distributions, dividends of net investment income and capital gains dividends will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its Shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund Advisers and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its Shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its Shareholders, no action should be taken.

         Further, the staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Total Assets which would likely have the effect of increasing the Fund's expense ratio.


                                 NET ASSET VALUE

         The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Total Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

         The assets in the Fund's portfolio will be valued daily in accordance with Valuation Procedures adopted by the Trustees. The Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for Unlisted Investments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., U.S. debt and non-U.S. securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Trustees, and in accordance with the provisions of the 1940 Act.

         For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

         U.S. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in non-U.S. currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

         Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Forward non-U.S. currency exchange contracts which are traded in the United States on regulated exchanges are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

         Unlisted, Restricted and Illiquid Securities. The Infrastructure Senior Loans in which the Fund may invest are not listed on any securities exchange or board of trade. Senior loans such as the Infrastructure Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. Some senior loans have few or no trades, or trade infrequently, and information regarding a specific senior loan may not be widely available or may be incomplete.

         In addition, the Fund may invest up to 25% of the Core Component in unlisted securities and other instruments of Infrastructure Issuers. Such securities and instruments are generally not able to be publicly traded. In the U.S., such securities and instruments are generally unregistered for securities law purposes and can generally be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Outside the U.S., similar restrictions may apply.

         Accordingly, determinations of the market value of senior loans and other illiquid securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Infrastructure Senior Loans and other illiquid securities held by the Fund than for other types of assets held by the Fund. For further information, see "Risks--Illiquid and Unlisted Securities Risk" and "Risks--Senior Loan Risk" in the Fund's Prospectus.

         Typically senior loans and other illiquid securities are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular senior loan (which is the case for most, if not all, unlisted investments) or such valuation is deemed unreliable, the Fund may value such senior loan at a fair value as determined in good faith under procedures established by the Trustees, and in accordance with the provisions of the 1940 Act.

         Non-U.S. Listed Securities. Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Non-U.S. listed security or such valuation is deemed unreliable, the Board or its designee may value such security at a fair value as determined in good faith under procedures established by the Trustees, and in accordance with the provisions of the 1940 Act.

         Fair Value. When applicable, fair value is determined by the Trustees or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

         o    the projected cash flows for the issuer or borrower;

         o    the fundamental business data relating to the issuer or borrower;

         o an evaluation of the forces which influence the market in which these securities are purchased and sold;

         o    the type, size and cost of holding;

         o    the financial statements of the issuer or borrower;

         o the credit quality and cash flow of issuer, based on the Adviser's or external analysis;

         o the information as to any transactions in or offers for the holding;

         o the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

         o    the coupon payments;

         o the quality, value and saleability of collateral securing the security or loan;

         o the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's or borrower's management;

         o the prospects for the issuer's or borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

         o any decline in value over time due to the nature of the assets - for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports); and

         o    other relevant factors.


                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The following discussion of U.S. federal income tax matters is based upon the advice of Chapman and Cutler LLP, counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the purchase, ownership and disposition of Common Shares of the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes a Shareholder is a U.S. Shareholder and that the Shareholders hold Shares as capital assets. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, locality, non-U.S. country, or other taxing jurisdiction.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's Total Assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its Total Assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to U.S. federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent imposition of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Shareholders) and all distributions out of current or accumulated earnings and profits would be taxed to Shareholders as ordinary income.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income are generally taxable to the Shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, pursuant to the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain ordinary income distributions received from the Fund may be taxed at new capital gains tax rates. In particular, under the Tax Act, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same new rates that apply to net capital gain, provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. In general, for the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period in the case of certain preferred stocks). A dividend received by the Fund would not qualify if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company. While the Fund intends to monitor its foreign investments in order to maximize its qualified dividend income, it may be difficult to obtain accurate and complete data in a timely manner, particularly with regard to investments in trusts or other non-corporate entities.

         These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the new capital gains tax rates. The Fund can not make any guarantees as to the amount of any distribution that will be regarded as a qualifying dividend. In general, for the Fund to receive tax-advantaged dividends, the Fund must hold stock paying an otherwise tax-advantaged dividend more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 180-day period in the case of certain preferred stocks).

         A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a Shareholder as long-term capital gains, regardless of how long the Shareholder has held Fund Shares. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Shareholder as a return of capital which is applied against and reduces the Shareholder's basis in his or her Shares. To the extent that the amount of any such distribution exceeds the Shareholder's basis in his or her Shares, the excess will be treated by the Shareholder as a gain from the sale or exchange of the Shares.

         Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

         Any investments in foreign securities may be subject to foreign withholding or other taxes. As it is intended that the Fund will have more than 50% of its assets invested in stock or securities of foreign corporations, it is intended that the Fund elect for Section 853 to apply so as to result in the Fund not being allowed a deduction for foreign income or withholding taxes and being treated as if it distributed such taxes and, should allow Shareholders to be eligible to elect to claim a credit for such taxes, subject to the usual U.S. limitations. The Fund can make no assurances that it will be able to satisfy the requirements to make an election under Section 853.

         If the Fund properly makes an election under Section 853, it is intended that Shareholders will be eligible to elect to claim a foreign tax credit with respect to foreign income or withholding taxes incurred by the Fund, subject to the usual limitations. For purposes of determining the Shareholder's foreign tax credit limitation, his proportionate share of any dividends from the Fund will be treated as foreign source income, based upon the gross income of the Fund. Any leverage the Fund has, in the form of debt, may result in interest expense which decreases the foreign source income of the Shareholder. The Fund cannot make any guarantees as to whether any Shareholder will be able to utilize any or all of his foreign tax credits.

         If the Fund does not make the election permitted under Section 853, any foreign taxes paid or accrued will represent an expense to the Fund that will reduce its investment company taxable income. In such a case, Shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will Shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of Common Shares of the Fund, a Shareholder will generally realize a capital gain or loss which will be long-term or short-term, depending upon the Shareholder's holding period for the Common Shares. Generally, a Shareholder's gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Common Shares or to the extent that the Shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Common Shares of the Fund held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the Shareholder with respect to such Shares.

NATURE OF FUND'S INVESTMENTS

         Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

FUTURES CONTRACTS AND OPTIONS

         The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make or cause to be made the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

         Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund Shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund would be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund may also make an election to mark the gains (and, to a limited extent, losses) in such holdings "to market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which may also accelerate the recognition of gains and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income and 90% of its net tax-exempt interest income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Shareholders.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. Shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. Shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. Shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. Shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. Shareholder is a nonresident alien individual, any gain such Shareholder realizes upon the sale or exchange of such Shareholder's Shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such Shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. Shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate Shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

         Non-U.S. Shareholders, including Shareholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or the lower rates as may be prescribed by any applicable treaty.

         Fund Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.


                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to Shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

         Past performance is not indicative of future results. At the time Shareholders sell their shares, they may be worth more or less than their original investment.


                                     EXPERTS

         The financial statements of the Fund as of March 16, 2004, appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche

LLP provides accounting and auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago, Illinois 60601.


                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

         PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant and providing the accountant with certain Fund accounting information; and providing other continuous accounting and administrative services.


                              INDEPENDENT AUDITORS

         The Fund's independent auditors, Deloitte & Touche LLP, 180 North Stetson Avenue, Chicago, Illinois 60601, audit and report on the Fund's annual financial statements, and perform other professional accounting, auditing and advisory services when engaged to do so by the Fund.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund:

         We have audited the accompanying statement of assets and liabilities of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund"), as of March 16, 2004. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on the statement of assets and liabilities based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of March 16, 2004, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund as of March 16, 2004, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Chicago, Illinois
March 23, 2004

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
                              FINANCIAL STATEMENTS


                       STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 16, 2004

ASSETS:

Cash                                                               $100,008
Offering costs                                                     $500,000
                                                                  ---------
                                                                   $600,008

LIABILITIES:

Offering costs payable                                             $500,000
                                                                  ---------
Net Assets                                                          100,008
                                                                  =========

NET ASSETS - Applicable to  5236 shares                            $100,008
                                                                  =========

NET ASSET VALUE PER SHARE (net assets divided by
5236 shares.)                                                       $19,100
                                                                  =========

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.5% of offering price.)                 $20,000
                                                                  =========

NOTES TO STATEMENT OF ASSETS AND LIABILITIES:

Note 1.  Organization

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund was organized as a Massachusetts business trust on January 21, 2004 pursuant to a Declaration governed by the laws of the Commonwealth of Massachusetts. The Fund has had no operations through March 16, 2004 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Portfolios, L.P.

Note 2.  Significant Accounting Policies

First Trust Advisors L.P. (the "Adviser") has assumed organization costs estimated to be $45,000. The Adviser has also agreed to assume any offering costs in excess of $.04 a share, if any.

The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Offering costs will be charged to paid-in-capital in proportion to the number of shares sold during the offering period.

Note 3.  Fees and Other Transactions with Affiliated Parties

The Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a quarterly basis, equal to the annual rate of .40% of the Fund's total assets up to and including $250 million and .35% for total assets in excess of $250 million. Total assets is defined as the average daily gross asset value of the Fund, including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings or indebtedness, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Preferred Shares).

Macquarie Infrastructure Fund Adviser, LLC ("MIFA") and Four Corners Capital Management, LLC ("Four Corners") will be the Fund's sub-advisers (collectively, the "Sub-Advisers"). Pursuant to an agreement between MIFA, the Adviser and the Fund, MIFA will receive an annual portfolio management fee of .60% for that portion of the Fund's total assets allocated to MIFA. Pursuant to an agreement between Four Corners, the Adviser and the Fund, Four Corners receives an annual portfolio management fee of .60% of that portion of the Fund's total assets allocated to Four Corners. MIFA will receive an annual portfolio management fee of .65% for that portion of the Fund's total assets over $250 million. In addition, to the extent that MIFA invests in unlisted securities, MIFA is entitled to receive a supplemental fee of .60% of that portion of the Fund's total assets invested in such securities. This supplemental fee is in addition to the annual portfolio management fee. The Sub-Advisers' portfolio management fees are payable by the Fund.

                                   APPENDIX A


                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         o   Nature of and provisions of the obligation; and

         o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

         The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

         The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

         The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

         The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

         Notes. A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1

         A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

         A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM OBLIGATION RATINGS

         Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa

         Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

         Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

         Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

         Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

         Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

         Obligations rated B are considered speculative and are subject to high credit risk.

Caa

         Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

         Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

         Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual shortterm debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

         Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

DEMAND OBLIGATION RATINGS

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

         This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

         This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

         This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch Ratings -- A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

         International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings". The following scale applies to foreign currency and local currency ratings.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D

         Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

         International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings". The following scale applies to foreign currency and local currency ratings.

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

         Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' Long-term rating category, to categories below `CCC', or to Short-term ratings other than `F1'.

         `NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         `Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND


                                           SHARES


                       STATEMENT OF ADDITIONAL INFORMATION

                                              , 2004


Back Page

                          PART C -- OTHER INFORMATION


Item 24: Financial Statements and Exhibits

1. Financial Statements:

         Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act are filed with this Pre-effective Amendment to the Registration Statement.


2. Exhibits:

a. Amended and Restated Declaration of Trust dated February 6, 2004. Filed on March 1, 2004 as Exhibit a. to Registrant's Registration Statement on Form N-2 (File No. 333-112202) and incorporated herein by reference.

b. Amended and Restated By-Laws of Registrant. Filed on March 1, 2004 as Exhibit b. to Registrant's Registration Statement on Form N-2 (File No. 333-112202) and incorporated herein by reference.

c.    None.

d.    Form of Share Certificate.*

e.    Terms and Conditions of the Dividend Reinvestment Plan.*

f.    None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.*

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Macquarie Infrastructure Fund Adviser, LLC.*

g.3 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Four Corners Capital Management, LLC.*

h.1   Form of Purchase Agreement.*

i.    None.

j. Form of Custodian Services Agreement between Registrant and PFPC Trust Company.*

k.1   Form of Transfer Agency Services Agreement between Registrant and
      PFPC Inc.*

k.2 Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc.*

k.3 Form of Additional Compensation Agreement between First Trust Advisors L.P. and Merrill Lynch.*

l.1   Opinion and consent of Chapman and Cutler LLP.*

l.2   Opinion and consent of Bingham McCutchen LLP.*

m.    None.

n.    Independent Auditors' Consent.*

o.    None.

p.    Subscription Agreement between Registrant and First Trust
      Portfolios L.P.*

q.    None.

r.1   Code of Ethics of Registrant.*

r.2   Code of Ethics of First Trust Portfolios L.P.*

r.3   Code of Ethics of First Trust Advisors L.P.*

r.4   Code of Ethics of Macquarie Infrastructure Fund Adviser, LLC.*

r.5   Code of Ethics of Four Corners Capital Management, LLC.*

s. Powers of Attorney of Messrs. Bowen, Erickson, Kadlec, Nielson and Oster. Filed on March 1, 2004 as Exhibit s. to Registrant's Registration Statement on Form N-2 (File No. 333-112202) and incorporated herein by reference.

-------------------------
 *   Filed herewith.


Item 25: Marketing Arrangements

Reference is made to the Form of Purchase Agreement among the Registrant, First Trust Advisors L.P., Macquarie Infrastructure Fund Adviser, LLC, Four Corners Capital Management, LLC and the Underwriters for the Registrant's common shares of beneficial interest as filed herewith as Exhibit h.1.


Item 26: Other Expenses of Issuance and Distribution

------------------------------------------------------------ ------------------
Securities and Exchange Commission Fees                      $ 32,055
------------------------------------------------------------ ------------------
National Association of Securities Dealers, Inc. Fees        $ 50,500
------------------------------------------------------------ ------------------
Printing and Engraving Expenses                              $ 83,528
------------------------------------------------------------ ------------------
Legal Fees                                                   $350,000
------------------------------------------------------------ ------------------
Listing Fees                                                 $ 30,000
------------------------------------------------------------ ------------------
Accounting Expenses                                          $ 10,500
------------------------------------------------------------ ------------------
Blue Sky Filing Fees and Expenses                            $      0
------------------------------------------------------------ ------------------
Miscellaneous Expenses                                       $135,945*
------------------------------------------------------------ ------------------
Total                                                        $692,528
------------------------------------------------------------ ------------------

------------------
* The Adviser and a Sub-Adviser have agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.04 per Common Share.


Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.


Item 28: Number of Holders of Securities

     At March 25, 2004:

--------------------------------------- -------------------------------------
Title of Class                          Number of Record Holders
--------------------------------------- -------------------------------------
Common Shares, $0.01 par value          1
--------------------------------------- -------------------------------------


Item 29: Indemnification

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:


         (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                   (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                  (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                   (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                  (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                 (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                            (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                            (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or
         (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this
         Section 5.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in
         Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

         Sections 6 and 7 of the Purchase Agreement provide as follows:

         SECTION 6.  Indemnification.

         (a) Indemnification of Underwriters. The Fund and the Investment Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Fund; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

                  provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund or an Investment Adviser by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage and expense purchased the Securities which are the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Prospectus was delivered to such Underwriter in a timely manner and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such Securities to such person.

         (b) Indemnification of the Fund, Investment Advisers, Trustees, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Fund and the Investment Advisers, their respective trustees and directors, each of the Fund's officers who signed the Registration Statement, and each person, if any, who controls the Fund or an Investment Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or the Investment Advisers by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Indemnification for Marketing Materials. In addition to the foregoing indemnification, the Fund and the Investment Advisers also, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the proviso set forth therein, with respect to any sales material.

         (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Fund or an Investment Adviser, as applicable. In each case such counsel shall be reasonably satisfactory to the indemnified party, and the indemnifying party shall have the right to assume the defense of such action. An indemnified party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7.  Contribution.

         If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund or the Investment Advisers on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Advisers on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund and the total underwriting discount received by the Underwriters (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Fund and the Investment Advisers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Investment Advisers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Fund, the Investment Advisers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each trustee of the Fund and each director of an Investment Adviser, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or any Investment Adviser, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, shall have the same rights to contribution as the Fund and such Investment Adviser, respectively. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         Reference is made to the Form of Additional Compensation Agreement and attached Indemnification Agreement filed herewith as Exhibit k.3.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Advisers

First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the funds and also serves as adviser or subadviser to 8 mutual funds and 3 closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L. P. ("First Trust Portfolios"). The principal address of First Trust Portfolios is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.



OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT DURING PAST TWO YEARS

NAME AND POSITION WITH
FIRST TRUST ADVISORS L.P.                                        EMPLOYMENT DURING PAST TWO YEARS

James A. Bowen, Managing Director/President                      Managing Director/President, First Trust Portfolios

Ronald Dean McAlister, Managing Director                         Managing Director, First Trust Portfolios

Mark R. Bradley, Chief Financial Officer and Managing Director   Chief Financial Officer and Managing Director,
                                                                 First Trust Portfolios and Chief Financial Officer,
                                                                 Bondwave LLC

Robert W. Bredemeier, Chief Operating Officer and Managing       Chief Operations Officer and Managing Director,
Director                                                         First Trust Portfolios

Robert Franklin Carey, Chief Investment Officer and Senior       Senior Vice President, First Trust Portfolios
Vice President

William Scott Jardine, General Counsel                           General Counsel, First Trust Portfolios and
                                                                 Secretary of Bondwave LLC

Scott Hall, Managing Director                                    Managing Director, First Trust Portfolios

Andy Roggensack, Managing Director                               Managing Director, First Trust Portfolios

Jason Henry, Senior Vice President                               Senior Vice President, First Trust Portfolios

David McGarel, Senior Vice President                             Senior Vice President, First Trust Portfolios

Bob Porcellino, Senior Vice President                            Senior Vice President, First Trust Portfolios

Mark Sullivan, Senior Vice President                             Senior Vice President, First Trust Portfolios

Al Davis, Vice President                                         Vice President, First Trust Portfolios

Jon Carl Erickson, Vice President                                Vice President, First Trust Portfolios

Bob James, Vice President                                        Vice President, First Trust Portfolios

Page 8


Mitch Mohr, Vice President                                       Vice President, First Trust Portfolios

David Pinsen, Vice President                                     Vice President, First Trust Portfolios

Jonathan Steiner, Vice President                                 Vice President, First Trust Portfolios

Rick Swiatek, Vice President                                     Vice President, First Trust Portfolios

Roger Testin, Vice President                                     Vice President, First Trust Portfolios

Kitty Collins, Assistant Vice President                          Assistant Vice President, First Trust Portfolios

Charles Bradley, Assistant Vice President                        Assistant Vice President, First Trust Portfolios

          b) Sub-Advisers. Macquarie Infrastructure Fund Advisor, LLC ("MIFA") serves as an investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Advisers" in the Statement of Additional Information; and (ii) the Form ADV of MIFA (File No. 801-62755) filed with the Commission, all of which are incorporated herein by reference.

                Four Corners Capital Management, LLC ("Four Corners") serves as an investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Advisers" in the Statement of Additional Information; and (ii) the Form ADV of Four Corners (File No. 801-60738) filed with the Commission, all of which are incorporated herein by reference.

Item 31: Location of Accounts and Records

First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 32: Management Services

Not applicable.

Item 33: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 25th day of March, 2004.

                                MACQUARIE/FIRST TRUST GLOBAL
                                  INFRASTRUCTURE/UTILITIES
                                   DIVIDEND & INCOME FUND

                                By:  /s/ James A. Bowen
                                ---------------------------
                                James A. Bowen, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

----------------------  -----------------------------  -------------------------
Signature               Title                          Date
----------------------  -----------------------------  -------------------------
/s/ James A. Bowen      President, Chairman of the     March 25, 2004
------------------      Board and Trustee
James A. Bowen          (Principal Executive Officer)
----------------------  -----------------------------  -------------------------
/s/ Mark R. Bradley     Chief Financial Officer        March 25, 2004
-------------------     and Treasurer (Principal
Mark R. Bradley         Financial and Accounting
                        Officer)
----------------------  -----------------------------  -------------------------
Richard E. Erickson*    Trustee )
----------------------  -----------------------------  By: /s/ W. Scott Jardine
Thomas R. Kadlec*       Trustee )                         ---------------------
----------------------  -----------------------------     W. Scott Jardine
Niel B. Nielson*        Trustee )                         Attorney-In-Fact
----------------------  -----------------------------     March 25, 2004
David M. Oster*         Trustee )
---------------------- ------------------------------  -------------------------

* Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed and filed as an exhibit.

Index to Exhibits


d.   Form of Share Certificate.

e.   Terms and Conditions of the Dividend Reinvestment Plan.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Macquarie Infrastructure Fund Adviser, LLC.

g.3 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Four Corners Capital Management, LLC.

h.1  Form of Purchase Agreement.

j.   Form of Custodian Services Agreement between Registrant and PFPC Trust
     Company.

k.1  Form of Transfer Agency Services Agreement between Registrant and
     PFPC Inc.

k.2 Form of Administration and Accounting Services Agreement between Registrant and PFPC Inc.

k.3 Form of Additional Compensation Agreement between First Trust Advisors L.P. and Merrill Lynch.

l.1  Opinion and consent of Chapman and Cutler LLP.

l.2  Opinion and consent of Bingham McCutchen LLP.

n.   Independent Auditors' Consent.

p.   Subscription Agreement between Registrant and First Trust
     Portfolios L.P.

r.1  Code of Ethics of Registrant.

r.2  Code of Ethics of First Trust Portfolios L.P.

r.3  Code of Ethics of First Trust Advisors L.P.

r.4  Code of Ethics of Macquarie Infrastructure Fund Adviser, LLC.

r.5  Code of Ethics of Four Corners Capital Management, LLC.